UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

BNY Mellon Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Dynamic Total Return Fund

BNY Mellon Global Dynamic Bond Income Fund

BNY Mellon Global Real Return Fund

BNY Mellon Sustainable Balanced Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Dynamic Total Return Fund

ANNUAL REPORT October 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided by portfolio managers Dimitri Curtil, Vassilis Dagioglu, James Stavena and Torrey Zaches of Newton Investment Management North America, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, the BNY Mellon Dynamic Total Return Fund’s Class A shares produced a total return of 13.79%, Class C shares returned 12.93%, Class I shares returned 14.02% and Class Y shares returned 14.05%.1 In comparison, the FTSE Three-Month U.S. Treasury Bill Index, the MSCI World Index, and an index comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index (the “Hybrid Index”) returned 0.05%, 40.42% and 21.18%, respectively.2,3,4,5

The main event over the reporting period has been the economic recovery after the pandemic-related lockdown that started in March 2020. The increase in vaccinations and more effective treatments have led to greater economic openings and recovery.

The fund has navigated the aftereffects of the lockdown and subsequent recovery reasonably well. The fund re-risked and maintained a growth exposure of 53% over the period. Global equity earnings recovered strongly, moving from declines of -20% or more at the height of the pandemic in the second quarter of 2020 to growth of more than 20%, especially in the U.S., where earning rose by 25%. Earnings are now substantially higher than before the pandemic.

In some respects, the equity market recovery was ahead of the overall economic recovery by several quarters. Global equities were up over 40% over the period. In the U.S., the S&P 500 Index was up a staggering 42.91%. The big winners have been large-cap technology stocks, commonly referred to as FAANGM (Facebook, Amazon, Apple, Netflix, Google, Microsoft), growing to comprise 26% of the S&P 500. However, we are starting to see greater differentiation within FAANGM, with both Apple and Amazon providing lower guidance and lower valuations. There is also a broader recovery in cyclical and less-favored value stocks.

The Fund’s Investment Approach

The fund seeks total return. To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging-debt and equity markets.

The fund will seek to achieve investment exposure primarily through long and short positions in futures, options, forward contracts, swap agreements or exchange-traded funds (ETFs) and normally will use economic leverage as part of its investment strategy. The fund also may invest in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments, including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash.

The fund’s portfolio managers apply a systematic investment approach designed to identify and exploit relative misevaluations across and within global capital markets. The portfolio managers update, monitor and follow buy or sell recommendations using proprietary investment models. Among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market-level expected returns. For bond markets, the portfolio managers use proprietary models to identify temporary mispricing among global bond markets. For currency markets, the portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued. For commodities, the portfolio managers seek to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity, as well as momentum.

Equity Rally Continues Despite Stubbornly High Inflation

Other than a brief correction in September 2021, global equities trended positively throughout the period. Not only were earnings recovering from pandemic-related lockdowns, but companies with a significant online strategy benefited from increased operational leverage. Many of these technology plays experienced top-line sales growth in the 20-40% range, amply supporting the earnings growth story.

Both loose monetary policy and significant fiscal stimulus also supported a broader and more sustained recovery than they did in the aftermath of the Great Financial Crisis (GFC). The Federal Reserve (the “Fed”) also announced a change in its inflation policy, raising the target rate from an upper limit of 2% to an average of 2%, allowing inflation to run at a higher rate for some time. The Fed wants to avoid a situation in which it has no policy leeway during a recession. In other words, the Fed prefers high average nominal rates of growth so that it can cut interest rates in the event of an extended recession.

The economy is still running at less than its capacity; gross domestic product is below its pre-pandemic potential by 1-2%. However, workers are sitting on the sidelines, with U.S. labor participation stuck at an unusually low 62%. Just 10 years ago, this rate was as high as 67%. Thus, some inflation may be necessary to encourage workers to re-enter the labor force and to incentivize a clearing of supply bottlenecks.

Strong Fund Performance

The fund delivered a strong positive total return during the reporting period. Equities provided a large portion (17.78%) of the return, however, several other exposures were also positive. We entered a credit exposure, specifically to the BBB rated segment, which contributed positively (0.66%). We also increased exposure to commodities in response to higher inflation, which was also positive (1.31%). We also complemented the equity exposure with an allocation to U.S. small-cap stocks and maintained some upside exposure through out-of-the-money equity call options.

Within equities, the exposure to U.S. equities contributed positively (8.55%). In the UK, both the long and short exposure to equities was strongly positive (5.71%) as well as a long position in German equities (1.99%). Within bonds, the other top contributor was a short UK Gilt position (2.14%) and a short Bunds position (2.03%), offset by long U.S. Treasuries (-2.44%) and a long position in Australian government bonds (-3.61%), which detracted.

Among the other strategies, most were positive contributors over the period, with the exception of active currency (-1.52%). The active commodity strategy (1.31%), small cap

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

(0.33%), U.S. high yield (0.66%) and active volatility (0.33%) were up over the period, while emerging market equities were flat (0.00%).

The story, however, is the equity recovery from the bottom in April 2020 to new highs in 2021. All the equity positions combined contributed well over 10% to the fund’s returns during the period, with the overweight to U.S. equities the most significant positive contribution.

Over this period, we trailed the fund’s benchmarks, with MSCI World gaining 40.42% and the Hybrid Index gaining 21.18%. However, the fund finished ahead of the long-term annual return of 6%. We trailed the equity-centric portion of the Hybrid Index in large part due to our cautious growth and equity weight during the equity market’s recovery. We felt this was warranted given the uncertain nature of the global pandemic, the new vaccines and the virulent variants.

We believe the recovery will continue, but inflation has remained stubbornly high, and the Fed’s decision to tighten monetary conditions will give investors some uncertainty, particularly in the bond market.

Looking Forward: Inflation Worries

Headline inflation in the U.S. has remained stubbornly high, in excess of 5%. The Fed’s original forecast was for inflation to be high initially due mainly to base effects (i.e., the fact that prices were unusually low a year ago). However, supply bottlenecks kept U.S. inflation high, mainly through food and energy price increases but also through prices for durable goods. Another secondary source has been the rental-equivalent cost, which measures housing inflation. Looking forward, there is the likelihood that sustained wage inflation could be the next leg in the inflation catalyst. The bottom line is that U.S. headline inflation is likely to be higher than the Fed’s original forecast and more sustained, persisting until at least the end of 2022.

This inflation path will likely lead to an earlier-than-expected Fed rate increase in 2022, making bonds less attractive and pushing yields higher. It remains to be seen if this inflation will impact equities. We could see a rotation from “long-duration” growth equities to more cyclical and value equities. Commodities remain one of the better liquid hedges to inflation, and we anticipate continuing to hold commodities in the portfolio for this reason.

We believe the Dynamic Total Return fund continues to play a useful role in investor portfolios, striking a balance between positive returns provided by risky growth exposure and the loss-avoiding exposures that preserve capital during a crisis. The lockdown and subsequent recovery has been a rollercoaster ride for many. Nevertheless, with strong earnings growth this year and relatively high economic growth expected, we are very positive on future prospects. However, we continue to monitor developments regarding inflation and the knock-on effects to the equity/bond correlation. We do not expect runaway inflation, but expect that headline inflation will remain above 2% until at least the end of 2022. We look forward to the remainder of 2021 to both add returns in times of growth and preserve capital as monetary conditions tighten.

November 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser pursuant to an agreement in effect through March 1, 2022, at which time it may be extended, terminated, or modified.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign, fixed-income market. Investors cannot invest directly in any index.

5 Source: FactSet —The Hybrid Index is an unmanaged hybrid index composed of 60% MSCI World Index and 40% WGB Index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, call, sector and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Dynamic Total Return Fund with a hypothetical investment of $10,000 in the MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index and an index comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index (the “Hybrid Index”).

† Source: FactSet

†† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Dynamic Total Return Fund on 10/31/11 to a hypothetical investment of $10,000 made on that date in each of the following: MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index and the Hybrid Index. Returns assume all dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The MSCI World Index is a free float‐adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed income market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Dynamic Total Return Fund with a hypothetical investment of $1,000,000 in the MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index and an index comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index (the “Hybrid Index”).

† Source: FactSet

†† Source: Lipper Inc.

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Dynamic Total Return Fund on 10/31/11 to a hypothetical investment of $1,000,000 made on that date in each of the following: MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index and the Hybrid Index. Returns assume all dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The MSCI World Index is a free float‐adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed income market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2021
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	5/2/06	7.27%	3.41%	4.71%
without sales charge	5/2/06	13.79%	4.64%	5.34%
Class C shares
with applicable redemption charge †	5/2/06	11.93%	3.86%	4.55%
without redemption	5/2/06	12.93%	3.86%	4.55%
Class I shares	5/2/06	14.02%	4.89%	5.63%
Class Y shares	7/1/13	14.05%	4.94%	5.73%††
MSCI World Index		40.42%	15.45%	12.19%
FTSE Three-Month U.S. Treasury Bill Index		0.05%	1.12%	0.60%
Hybrid Index		21.18%	10.18%	7.80%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (inception date for Class Y shares), not reflecting the applicable sales charges for class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Dynamic Total Return Fund from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.29	$11.17	$5.99	$5.99
Ending value (after expenses)	$1,065.10	$1,061.10	$1,066.10	$1,066.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.12	$10.92	$5.85	$5.85
Ending value (after expenses)	$1,018.15	$1,014.37	$1,019.41	$1,019.41
†

Expenses are equal to the fund’s annualized expense ratio of 1.40% for Class A, 2.15% for Class C, 1.15% for Class I and 1.15% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CONSOLIDATED STATEMENT OF INVESTMENTS

October 31, 2021

Description/ Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .5%
Call Options - .3%
Standard & Poor's 500 E-mini End of Month Options December Future, Contracts 309	4,600	11/30/2021	71,070,000		996,525
Put Options - .2%
Standard & Poor's 500 E-mini 3rd Week March Future, Contracts 142	4,340	1/21/2022	30,814,000		500,550
Standard & Poor's 500 E-mini End of Month Options December Future, Contracts 150	4,270	11/30/2021	32,025,000		121,875
				622,425
Total Options Purchased (cost $2,199,918)			1,618,950
	Annualized Yield (%)	Maturity Date	Principal Amount ($)
Short-Term Investments - 85.9%
U.S. Government Securities
U.S. Treasury Bills	0.18	11/18/2021	85,888,400	[a]	85,886,575
U.S. Treasury Bills	0.11	12/16/2021	76,197,500	[a,b]	76,190,594
U.S. Treasury Bills	0.09	12/30/2021	86,596,100	[a]	86,584,748
U.S. Treasury Bills	0.20	5/19/2022	24,358,000	[a]	24,348,911
Total Short-Term Investments (cost $273,021,243)			273,010,828
	1-Day Yield (%)		Shares
Investment Companies - 12.3%
Registered Investment Companies - 12.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $39,021,299)	0.06		39,021,299	[c]	39,021,299
Total Investments (cost $314,242,460)			98.7%	313,651,077
Cash and Receivables (Net)			1.3%	4,272,149
Net Assets			100.0%	317,923,226

a Security is a discount security. Income is recognized through the accretion of discount.

b These securities are wholly-owned by the Subsidiary referenced in Note 1.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	85.9
Investment Companies	12.3
Options Purchased	.5
98.7

† Based on net assets.

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20 ($)	Purchases ($)†	Sales ($)	Value 10/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	33,701,726	337,499,640	(332,180,067)	39,021,299	12.3	24,842

† Includes reinvested dividends/distributions.

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF FUTURES

October 31, 2021

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Amsterdam Exchange Index	22	11/19/2021	4,083,687[a]	4,113,473	29,786
Australian 10 Year Bond	668	12/15/2021	71,072,784[a]	67,763,223	(3,309,561)
Brent Crude	12	2/28/2022	975,537[b]	965,400	(10,137)
CAC 40 10 Euro	302	11/19/2021	22,944,907[a]	23,832,131	887,224
Canadian 10 Year Bond	349	12/20/2021	40,306,898[a]	39,747,536	(559,362)
Cocoa	33	3/16/2022	898,110[b]	851,400	(46,710)
Copper	2	12/29/2021	212,148[b]	218,400	6,252
Corn No. 2 Yellow	37	3/14/2022	1,010,213[b]	1,066,063	55,850
Cotton No. 2	27	3/9/2022	1,352,745[b]	1,501,470	148,725
Crude Oil	16	2/22/2022	1,258,277[b]	1,255,360	(2,917)
DAX	22	12/17/2021	9,661,680[a]	9,959,171	297,491
E-mini Russell 2000	76	12/17/2021	8,446,307	8,722,140	275,833
FTSE 100	328	12/17/2021	31,762,031[a]	32,427,409	665,378
FTSE/MIB Index	30	12/17/2021	4,563,567[a]	4,637,930	74,363
Gasoline	17	2/28/2022	1,687,677[b]	1,637,845	(49,832)
Gold 100 oz	16	12/29/2021	2,857,456[b]	2,854,240	(3,216)
Hard Red Winter Wheat	31	3/14/2022	1,191,913[b]	1,222,950	31,037
Japanese 10 Year Bond	54	12/13/2021	71,687,624[a]	71,693,617	5,993
Live Cattle	4	2/28/2022	213,130[b]	214,760	1,630
LME Primary Aluminum	5	3/16/2022	361,952[b]	339,406	(22,546)
LME Primary Nickel	1	3/16/2022	107,481[b]	116,436	8,955
LME Refined Pig Lead	1	3/16/2022	53,591[b]	59,188	5,597
LME Zinc	2	3/16/2022	151,631[b]	167,500	15,869
Low Sulphur Gas Oil	24	3/10/2022	1,661,460[b]	1,659,600	(1,860)
Mini MSCI Emerging Markets Index	104	12/17/2021	6,762,823	6,562,400	(200,423)
Natural Gas	14	2/24/2022	751,111[b]	720,300	(30,811)
NY Harbor ULSD	7	2/28/2022	727,551[b]	707,893	(19,658)
Platinum	29	1/27/2022	1,456,439[b]	1,480,015	23,576
Soybean Meal	8	3/14/2022	261,450[b]	265,120	3,670
Standard & Poor's 500 E-mini	276	12/17/2021	61,513,585	63,438,600	1,925,015
Topix	175	12/9/2021	30,793,846[a]	30,593,332	(200,514)
U.S. Treasury 10 Year Notes	1,051	12/21/2021	137,971,405	137,368,990	(602,415)
Futures Short
ASX SPI 200	143	12/16/2021	19,616,012[a]	19,578,059	37,953
Chicago SRW Wheat	58	3/14/2022	2,208,246[b]	2,276,500	(68,254)

CONSOLIDATED STATEMENT OF FUTURES (continued)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short (continued)
Coffee "C"	4	3/21/2022	305,011[b]	309,975	(4,964)
Crude Soybean Oil	5	3/14/2022	182,274[b]	181,320	954
Euro-Bond	287	12/8/2021	56,970,019[a]	55,777,509	1,192,510
Hang Seng	40	11/29/2021	6,675,441[a]	6,504,466	170,975
IBEX 35 Index	35	11/19/2021	3,614,426[a]	3,659,850	(45,424)
Lean Hog	4	2/14/2022	122,475[b]	125,880	(3,405)
Long Gilt	417	12/29/2021	71,058,988[a]	71,290,014	(231,026)
NYMEX Palladium	2	12/29/2021	375,605[b]	396,060	(20,455)
S&P/Toronto Stock Exchange 60 Index	11	12/16/2021	2,248,448[a]	2,240,708	7,740
Soybean	37	3/14/2022	2,302,910[b]	2,329,150	(26,240)
Sugar No. 11	52	2/28/2022	1,152,488[b]	1,122,285	30,203
Swiss Market Index	79	12/17/2021	10,208,949[a]	10,434,109	(225,160)
Gross Unrealized Appreciation				5,902,579
Gross Unrealized Depreciation				(5,684,890)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

b These securities are wholly-owned by the Subsidiary referenced in Note 1.

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF OPTIONS WRITTEN

October 31, 2021

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	Value ($)
Put Options:
Standard & Poor's 500 E-mini 3rd Week March Future, Contracts 284	3,870	1/21/2022	54,954,000	(362,100)
Total Options Written (premiums received $405,035)				(362,100)

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2021

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup
United States Dollar	1,174,847	Swedish Krona	10,144,000	12/15/2021	(7,164)
British Pound	13,846,651	United States Dollar	19,008,010	12/15/2021	(54,470)
United States Dollar	17,655,291	British Pound	12,842,000	12/15/2021	76,935
Swiss Franc	1,858,000	United States Dollar	2,013,634	12/15/2021	18,533
Euro	4,339,000	United States Dollar	5,103,627	12/15/2021	(81,833)
United States Dollar	18,645,914	Euro	16,015,000	12/15/2021	110,759
Japanese Yen	1,618,032,000	United States Dollar	14,500,427	12/15/2021	(296,084)
United States Dollar	969,381	Japanese Yen	109,806,000	12/15/2021	5,419
Swiss Franc	1,011,000	United States Dollar	1,092,732	12/15/2021	13,038
United States Dollar	466,575	Swiss Franc	427,000	12/15/2021	(452)
Canadian Dollar	13,651,000	United States Dollar	10,938,695	12/15/2021	92,546
New Zealand Dollar	2,391,000	United States Dollar	1,717,007	12/15/2021	(4,876)
United States Dollar	12,828,542	New Zealand Dollar	18,264,000	12/15/2021	(249,819)
Norwegian Krone	15,377,000	United States Dollar	1,781,221	12/15/2021	38,344
United States Dollar	540,816	Norwegian Krone	4,507,000	12/15/2021	7,501
Australian Dollar	7,776,000	United States Dollar	5,747,665	12/15/2021	102,909
United States Dollar	224,036	Australian Dollar	304,000	12/15/2021	(4,690)
Goldman Sachs
New Zealand Dollar	15,787,000	United States Dollar	11,113,684	12/15/2021	190,964
United States Dollar	883,613	New Zealand Dollar	1,264,000	12/15/2021	(21,504)
Euro	2,661,000	United States Dollar	3,139,706	12/15/2021	(59,965)
United States Dollar	5,193,518	Euro	4,457,000	12/15/2021	35,155
United States Dollar	3,653,950	Euro	3,146,000	12/15/2021	12,889

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs(continued)
Japanese Yen	1,136,420,000	United States Dollar	10,226,915	12/15/2021	(250,536)
United States Dollar	20,377,349	Japanese Yen	2,249,514,985	12/15/2021	629,357
Swiss Franc	2,664,000	United States Dollar	2,895,628	12/15/2021	18,092
Norwegian Krone	21,058,000	United States Dollar	2,428,810	12/15/2021	62,990
United States Dollar	3,188,680	Norwegian Krone	27,296,000	12/15/2021	(41,264)
Australian Dollar	2,441,000	United States Dollar	1,754,118	12/15/2021	82,463
United States Dollar	36,294,869	Australian Dollar	49,219,874	12/15/2021	(737,606)
British Pound	2,041,000	United States Dollar	2,801,436	12/15/2021	(7,679)
United States Dollar	15,207,142	British Pound	11,066,000	12/15/2021	59,806
Swedish Krona	9,259,000	United States Dollar	1,064,547	12/15/2021	14,341
United States Dollar	875,586	Swedish Krona	7,695,000	12/15/2021	(21,060)
Canadian Dollar	2,496,000	United States Dollar	1,958,269	12/15/2021	58,725
United States Dollar	2,203,050	Canadian Dollar	2,726,000	12/15/2021	196
HSBC
Swedish Krona	16,199,000	United States Dollar	1,849,032	12/15/2021	38,526
Canadian Dollar	5,222,000	United States Dollar	4,176,825	12/15/2021	43,023
Japanese Yen	905,660,000	United States Dollar	8,109,821	12/15/2021	(159,233)
Norwegian Krone	111,672,218	United States Dollar	12,786,842	12/15/2021	427,367
United States Dollar	1,079,283	Norwegian Krone	9,085,000	12/15/2021	4,252
Swiss Franc	925,000	United States Dollar	996,461	12/15/2021	15,247
New Zealand Dollar	807,000	United States Dollar	559,953	12/15/2021	17,918
United States Dollar	7,332,501	New Zealand Dollar	10,349,183	12/15/2021	(78,272)
Australian Dollar	1,341,000	United States Dollar	981,169	12/15/2021	27,784
Euro	19,148,635	United States Dollar	22,601,664	12/15/2021	(439,758)
United States Dollar	8,120,724	Euro	7,001,000	12/15/2021	18,031

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
HSBC(continued)
United States Dollar	8,142,287	British Pound	5,966,000	12/15/2021	(24,079)
Morgan Stanley
United States Dollar	4,044,281	Euro	3,501,000	12/15/2021	(7,644)
Swedish Krona	131,080,085	United States Dollar	15,220,244	12/15/2021	53,620
United States Dollar	1,106,587	Japanese Yen	125,708,000	12/15/2021	3,024
Swiss Franc	403,000	United States Dollar	434,085	12/15/2021	6,692
British Pound	1,173,000	United States Dollar	1,590,557	12/15/2021	15,066
RBC Capital Markets
United States Dollar	12,000,647	Canadian Dollar	15,294,513	12/15/2021	(358,701)
Standard Chartered Bank
United States Dollar	565,071	British Pound	419,000	12/15/2021	(8,464)
Swiss Franc	17,919,559	United States Dollar	19,482,844	12/15/2021	116,475
Japanese Yen	293,721,000	United States Dollar	2,679,965	12/15/2021	(101,454)
Canadian Dollar	1,467,000	United States Dollar	1,156,076	12/15/2021	29,393
United States Dollar	7,299,520	Euro	6,279,000	12/15/2021	32,443
United States Dollar	870,433	Swedish Krona	7,514,000	12/15/2021	(5,122)
Gross Unrealized Appreciation					2,479,823
Gross Unrealized Depreciation					(3,021,729)

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments
Unaffiliated issuers	275,221,161	274,629,778
Affiliated issuers	39,021,299	39,021,299
Cash		3,845,739
Cash denominated in foreign currency	465,449	464,603
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		2,479,823
Cash collateral held by broker—Note 4		2,394,199
Receivable for shares of Common Stock subscribed		96,856
Dividends receivable		1,954
Prepaid expenses		36,943
		322,971,194
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		283,903
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		3,021,729
Payable for shares of Common Stock redeemed		710,675
Payable for futures variation margin—Note 4		534,722
Outstanding options written, at value (premiums received $405,035)—Note 4		362,100
Directors’ fees and expenses payable		19,250
Other accrued expenses		115,589
		5,047,968
Net Assets ($)		317,923,226
Composition of Net Assets ($):
Paid-in capital		283,924,258
Total distributable earnings (loss)		33,998,968
Net Assets ($)		317,923,226

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	38,354,224	16,334,181	141,383,596	121,851,225
Shares Outstanding	2,132,743	989,712	7,626,784	6,585,090
Net Asset Value Per Share ($)	17.98	16.50	18.54	18.50

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income ($):
Income:
Interest	1,090,934
Dividends from affiliated issuers	24,842
Total Income	1,115,776
Expenses:
Management fee—Note 3(a)	4,114,790
Shareholder servicing costs—Note 3(c)	321,984
Subsidiary management fee—Note 3(a)	205,776
Distribution fees—Note 3(b)	149,490
Professional fees	143,060
Registration fees	71,981
Prospectus and shareholders’ reports	49,526
Directors’ fees and expenses—Note 3(d)	33,203
Custodian fees—Note 3(c)	16,685
Chief Compliance Officer fees—Note 3(c)	14,062
Loan commitment fees—Note 2	12,085
Miscellaneous	39,309
Total Expenses	5,171,951
Less—reduction in expenses due to undertaking—Note 3(a)	(517,497)
Net Expenses	4,654,454
Investment (Loss)—Net	(3,538,678)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	6,232,171
Net realized gain (loss) on futures	46,167,997
Net realized gain (loss) on options transactions	1,078,007
Net realized gain (loss) on forward foreign currency exchange contracts	(4,698,572)
Net Realized Gain (Loss)	48,779,603
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,226,456)
Net change in unrealized appreciation (depreciation) on futures	12,614,191
Net change in unrealized appreciation (depreciation) on options transactions	(1,669,531)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,637,291)
Net Change in Unrealized Appreciation (Depreciation)	6,080,913
Net Realized and Unrealized Gain (Loss) on Investments	54,860,516
Net Increase in Net Assets Resulting from Operations	51,321,838

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income (loss)—net	(3,538,678)	822,653
Net realized gain (loss) on investments	48,779,603	9,601,200
Net change in unrealized appreciation (depreciation) on investments	6,080,913	(9,354,219)
Net Increase (Decrease) in Net Assets Resulting from Operations	51,321,838	1,069,634
Distributions ($):
Distributions to shareholders:
Class A	-	(1,173,298)
Class C	-	(764,108)
Class I	-	(10,458,201)
Class Y	-	(18,608,979)
Total Distributions	-	(31,004,586)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,745,871	8,707,854
Class C	266,084	784,893
Class I	34,565,477	49,194,073
Class Y	5,109,784	29,963,103
Distributions reinvested:
Class A	-	1,034,501
Class C	-	639,905
Class I	-	9,177,640
Class Y	-	7,468,482
Cost of shares redeemed:
Class A	(7,102,212)	(11,802,115)
Class C	(8,965,935)	(9,725,038)
Class I	(83,483,341)	(204,998,518)
Class Y	(145,730,889)	(343,915,965)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(199,595,161)	(463,471,185)
Total Increase (Decrease) in Net Assets	(148,273,323)	(493,406,137)
Net Assets ($):
Beginning of Period	466,196,549	959,602,686
End of Period	317,923,226	466,196,549

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	334,928	556,989
Shares issued for distributions reinvested	-	64,295
Shares redeemed	(418,968)	(747,234)
Net Increase (Decrease) in Shares Outstanding	(84,040)	(125,950)
Class Ca,b
Shares sold	16,641	53,501
Shares issued for distributions reinvested	-	42,746
Shares redeemed	(568,980)	(664,437)
Net Increase (Decrease) in Shares Outstanding	(552,339)	(568,190)
Class Ib
Shares sold	1,965,293	3,033,576
Shares issued for distributions reinvested	-	555,884
Shares redeemed	(4,761,687)	(12,606,500)
Net Increase (Decrease) in Shares Outstanding	(2,796,394)	(9,017,040)
Class Yb
Shares sold	292,371	1,853,635
Shares issued for distributions reinvested	-	453,460
Shares redeemed	(8,443,227)	(21,421,708)
Net Increase (Decrease) in Shares Outstanding	(8,150,856)	(19,114,613)

[a]

During the period ended October 31, 2021, 31 Class C shares representing $482 were automatically converted to 29 Class A shares and during the period ended October 31, 2020 .42 Class C shares representing $6 were automatically converted to .39 Class A shares.

[b]

During the period ended October 31, 2021, 180,047 Class Y shares representing $3,164,338 were exchanged for 179,705 Class I share and 396 Class Y shares representing $6,706 were exchanged for 406 Class A share. During the period ended October 31, 2020, 948,419 Class Y shares representing $15,260,502 were exchanged for 946,758 Class I share, 993 Class A shares representing $15,789 were exchanged for 966 Class I share and 820 Class C shares representing $11,301 were exchanged for 741 Class I share.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s consolidated financial statements.

	Year Ended October 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.82	16.26	15.08	16.63	15.73
Investment Operations:
Investment income (loss)—net[a]	(.19)	(.02)	.15	.08	(.09)
Net realized and unrealized gain (loss) on investments	2.35	.08	1.16	(.81)	1.02
Total from Investment Operations	2.16	.06	1.31	(.73)	.93
Distributions:
Dividends from investment income—net	-	(.17)	(.13)	–	–
Dividends from net realized gain on investments	-	(.33)	–	(.82)	(.03)
Total Distributions	-	(.50)	(.13)	(.82)	(.03)
Net asset value, end of period	17.98	15.82	16.26	15.08	16.63
Total Return (%)[b]	13.79	.28	8.82	(4.63)	5.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.60	1.58	1.55	1.59	1.55
Ratio of net expenses to average net assets	1.42	1.44	1.44	1.44	1.47
Ratio of net investment income (loss) to average net assets	(1.12)	(.14)	.96	.48	(.56)
Portfolio Turnover Rate	82.12	176.12	26.17	17.55	69.80
Net Assets, end of period ($ x 1,000)	38,354	35,061	38,100	47,280	73,458

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	14.62	15.06	13.96	15.56	14.83
Investment Operations:
Investment income (loss)—net[a]	(.29)	(.13)	.03	(.04)	(.19)
Net realized and unrealized gain (loss) on investments	2.17	.06	1.09	(.74)	.95
Total from Investment Operations	1.88	(.07)	1.12	(.78)	.76
Distributions:
Dividends from investment income—net	-	(.04)	(.02)	–	–
Dividends from net realized gain on investments	-	(.33)	–	(.82)	(.03)
Total Distributions	-	(.37)	(.02)	(.82)	(.03)
Net asset value, end of period	16.50	14.62	15.06	13.96	15.56
Total Return (%)[b]	12.93	(.50)	8.01	(5.30)	5.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.36	2.33	2.29	2.31	2.32
Ratio of net expenses to average net assets	2.17	2.19	2.19	2.19	2.23
Ratio of net investment income (loss) to average net assets	(1.87)	(.87)	.22	(.27)	(1.26)
Portfolio Turnover Rate	82.12	176.12	26.17	17.55	69.80
Net Assets, end of period ($ x 1,000)	16,334	22,548	31,771	46,681	80,834

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to consolidated financial statements.

	Year Ended October 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	16.26	16.71	15.51	17.04	16.08
Investment Operations:
Investment income (loss)—net[a]	(.15)	.02	.19	.12	(.03)
Net realized and unrealized gain (loss) on investments	2.43	.08	1.20	(.83)	1.02
Total from Investment Operations	2.28	.10	1.39	(.71)	.99
Distributions:
Dividends from investment income—net	-	(.22)	(.19)	–	–
Dividends from net realized gain on investments	-	(.33)	–	(.82)	(.03)
Total Distributions	-	(.55)	(.19)	(.82)	(.03)
Net asset value, end of period	18.54	16.26	16.71	15.51	17.04
Total Return (%)	14.02	.53	9.04	(4.33)	6.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.34	1.31	1.29	1.31	1.30
Ratio of net expenses to average net assets	1.17	1.19	1.19	1.19	1.21
Ratio of net investment income (loss) to average net assets	(.88)	.13	1.20	.73	(.17)
Portfolio Turnover Rate	82.12	176.12	26.17	17.55	69.80
Net Assets, end of period ($ x 1,000)	141,384	169,485	324,848	472,940	653,752

a Based on average shares outstanding.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	16.23	16.69	15.53	17.04	16.07
Investment Operations:
Investment income (loss)—net[a]	(.15)	.03	.20	.13	(.02)
Net realized and unrealized gain (loss) on investments	2.42	.07	1.19	(.82)	1.02
Total from Investment Operations	2.27	.10	1.39	(.69)	1.00
Distributions:
Dividends from investment income—net	-	(.23)	(.23)	–	–
Dividends from net realized gain on investments	-	(.33)	–	(.82)	(.03)
Total Distributions	-	(.56)	(.23)	(.82)	(.03)
Net asset value, end of period	18.50	16.23	16.69	15.53	17.04
Total Return (%)	14.05	.54	9.13	(4.27)	6.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26	1.22	1.22	1.21	1.21
Ratio of net expenses to average net assets	1.17	1.17	1.15	1.14	1.15
Ratio of net investment income (loss) to average net assets	(.86)	.18	1.25	.78	(.14)
Portfolio Turnover Rate	82.12	176.12	26.17	17.55	69.80
Net Assets, end of period ($ x 1,000)	121,851	239,102	564,884	733,373	787,909

a Based on average shares outstanding.

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Dynamic Total Return Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Prior to September 1, 2021, Mellon Investments Corporation (“Mellon”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, served as the fund’s sub-investment adviser. Effective September 1, 2021 (the “Effective Date”), Newton Investment Management North America LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser. As the fund’s sub-investment adviser, the Sub-Adviser provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. As was the case under the sub-investment advisory agreement between the Adviser and Mellon, the Adviser (and not the fund) pays the Sub-Adviser for its sub-investment advisory services. The rate of sub-investment advisory fee payable by the Adviser to the Sub-Adviser is the same as was paid by the Adviser to Mellon pursuant to the respective sub-investment advisory agreements. As of the Effective Date, portfolio managers responsible for managing the fund’s investments as employees of Mellon became employees of the Sub-Adviser and are no longer employees of Mellon.

The fund may gain investment exposure to global commodity markets through investments in DTR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at October 31, 2021:

Subsidiary Activity
Consolidated fund Net Assets ($)	317,923,226
Subsidiary Percentage of fund Net Assets	5.08%
Subsidiary Financial Statement Information ($)
Total assets	16,271,150
Total liabilities	127,888
Net assets	16,143,262
Total income	5,302
Total expenses	246,933
Investment income—net	(241,631)
Net realized gain (loss)	5,128,231
Net change in unrealized appreciation (depreciation)	53,098
Net increase (decrease) in net assets resulting from operations	4,939,698

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Investment Companies	39,021,299	-	-	39,021,299
U.S. Treasury Securities	-	273,010,828	-	273,010,828
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	2,479,823	-	2,479,823

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Other Financial Instruments:(continued)
Futures††	5,902,579	-	-	5,902,579
Options Purchased	1,618,950	-	-	1,618,950
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(3,021,729)	-	(3,021,729)
Futures††	(5,684,890)	-	-	(5,684,890)
Options Written	(362,100)	-	-	(362,100)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged-traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s investments in commodity-linked financial derivatives instruments may subject the fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $20,357,825, undistributed capital gains $25,237,998, accumulated other losses $566 and unrealized depreciation $11,596,289.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $0 and $24,417,490, and long-term capital gains $0 and $6,587,096, respectively.

During the period ended October 31, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for Subpart F income from subsidiary, and treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $18,458,975 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Facility at the time of borrowing. During the period ended October 31, 2021, the fund did not borrow under the Facilities.

NOTE 3— Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of 1.10% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking, amounted to $205,776 during the period ended October 31, 2021.

In addition, the Adviser had contractually agreed, from November 1, 2020 through March 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded 1.19% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from April 1, 2021 through March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding expense describe above) exceed 1.15% of the value of the fund’s average daily net assets. On or after March 1, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $311,721 during the period ended October 31, 2021.

Prior to the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and Mellon, the Adviser had paid Mellon an annual fee of the value of the fund’s average daily net assets of each fund and the Subsidiary which is payable monthly. As of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pay the Sub Adviser an annual fee of .65% of the value of the fund’s average daily net assets of each fund and the Subsidiary which is payable monthly.

During the period ended October 31, 2021, the Distributor retained $1,267 from commissions earned on sales of the fund’s Class A shares and $501 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2021, Class C shares were charged $149,490 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2021, Class A and Class C shares were charged $90,962 and $49,830, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Consolidated Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2021, the fund was charged $11,588 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2021, the fund was charged $16,685 pursuant to the custody agreement.

During the period ended October 31, 2021, the fund was charged $14,062 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Consolidated Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fees of $299,824, Subsidiary management fees of $19,404, Distribution Plan fees of $10,542, Shareholder Services Plan fees of $11,598, custodian fees of $5,000, Chief Compliance Officer fees of $4,718 and transfer agency fees of $1,866, which are offset against an expense reimbursement currently in effect in the amount of $69,049.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended October 31, 2021, amounted to $28,548,027 and $72,653,969, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, interest rate risk and commodity risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2021 are set forth in the Consolidated Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities and interest or as a substitute for an investment. The fund is subject to market risk and interest risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased open at October 31, 2021 are set forth in the Consolidated Statements of Investments and options written open at October 31, 2021 are set forth in the Consolidated Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2021 are set forth in the Consolidated Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2021 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	1,198,503	[1]	Interest rate risk	(4,702,364)	[1]
Equity risk	5,990,708	[1,2]	Equity risk	(1,033,621)	[1,3]
Foreign exchange risk	2,479,823	[4]	Foreign exchange risk	(3,021,729)	[4]
Commodity risk	332,318	[1]	Commodity risk	(311,005)	[1]
Gross fair value of derivative contracts	10,001,352			(9,068,719)

Consolidated Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on futures as reported in the
Consolidated Statement of Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]			Outstanding options written, at value.
[4]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended October 31, 2021 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(8,698,440)		(281,645)		-		(8,980,085)
Equity	49,737,523		1,359,652		-		51,097,175
Foreign exchange	-		-		(4,543,520)		(4,543,520)
Commodity	5,128,914		-		-		5,128,914
Total	46,167,997		1,078,007		(4,543,520)		42,702,484

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	(2,473,366)		(1,131,498)		-		(3,604,864)
Equity	15,033,873		(538,033)		-		14,495,840
Foreign exchange	-		-		(1,637,291)		(1,637,291)
Commodity	53,684		-		-		53,684
Total	12,614,191		(1,669,531)		(1,637,291)		9,307,369

Consolidated Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net change in unrealized appreciation (depreciation) on futures.
[5]	Net change in unrealized appreciation (depreciation) on options transactions.
[6]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

At October 31, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	5,902,579	(5,684,890)
Options	1,618,950	(362,100)
Forward contracts	2,479,823	(3,021,729)
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	10,001,352	(9,068,719)
Derivatives not subject to
Master Agreements	(7,521,529)	6,046,990
Total gross amount of assets
and liabilities subject to
Master Agreements	2,479,823	(3,021,729)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Citigroup	465,984		(465,984)	-		-
Goldman Sachs	1,164,978		(1,139,614)	-		25,364
HSBC	592,148		(592,148)	-		-
Morgan Stanley	78,402		(7,644)	-		70,758
Standard Chartered Bank	178,311		(115,040)	-		63,271
Total	2,479,823		(2,320,430)	-		159,393

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Citigroup	(699,388)		465,984	233,404		-
Goldman Sachs	(1,139,614)		1,139,614	-		-
HSBC	(701,342)		592,148	-		(109,194)
Morgan Stanley	(7,644)		7,644	-		-
RBC Capital Markets	(358,701)		-	270,000		(88,701)
Standard Chartered Bank	(115,040)		115,040	-		-
Total	(3,021,729)		2,320,430	503,404		(197,895)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2021:

Average Market Value ($)
Equity futures	328,075,340
Equity options contracts	2,282,829
Interest rate futures	843,741,568
Interest rate options contracts	21,484
Forward contracts	549,142,947
Commodity futures	28,169,146

At October 31, 2021, the cost of investments for federal income tax purposes was $322,367,007; accordingly, accumulated net unrealized

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

depreciation on investments inclusive of derivative contracts was $11,595,443, consisting of $8,464,331 gross unrealized appreciation and $20,059,774 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Dynamic Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of BNY Mellon Dynamic Total Return Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the consolidated statements of investments, investments in affiliated issuers, futures, options written and forward foreign currency exchange contracts, as of October 31, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2021

INFORMATION ABOUT THE APPROVAL AND RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on May 11, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) equities and multi-asset capabilities with Newton Investment Management North America, LLC (“Newton US”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon as a sub-investment adviser pursuant to a sub-investment advisory agreement with the Adviser (the “Current Sub-Advisory Agreement”), will become employees of Newton US as of the Effective Date. Consequently, the Adviser proposed to engage Newton US to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton US (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the fund’s current management agreement (the “Current Management Agreement”) to reflect the engagement of Newton US as sub-investment adviser to the fund (as proposed to be amended, the “Amended Management Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which Newton US would serve as sub-investment adviser to the fund, and the Amended Management Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Management Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Management Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio after the Effective Date as employees of Newton US; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the rate of the sub-investment advisory fee payable by the Adviser to Newton US under the New Sub-Advisory Agreement will be the same as that currently payable by the Adviser to Mellon under the Current Sub-Advisory Agreement and all material terms and conditions of the New Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreement, and the Adviser (and not the fund) will pay Newton US for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at a Board meeting on March 8-9, 2021 (the “15(c) Meeting”), at which the Board re-approved the Current Sub-Advisory Agreement and the Current Management Agreement through September 30, 2021, other than the information about the Firm Realignment and Newton US.

At the Meeting, the Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Directors”) considered and approved the New Sub-Advisory Agreement and the Amended Management Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Management Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Management Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding Newton US; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Sub-Advisory Agreement or the Current Management Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by Newton US to the fund under the New Sub-Advisory Agreement, the Board considered: (i) Newton US’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by Newton US after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Newton US under the New Sub-Advisory Agreement, as well as Newton US’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by Newton US under the New Sub-Advisory Agreement after the

INFORMATION ABOUT THE APPROVAL AND RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Management Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement (which was the same as that payable under the Current Sub-Advisory Agreement and had been considered at the 15(c) Meeting), noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to Newton US in relation to the fee paid to the Adviser by the fund and the respective services provided by Newton US and the Adviser. The Board recognized that, because Newton US’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Management Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including Newton US, at the 15(c) Meeting. The Board concluded that the proposed fee payable to Newton US by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Management Agreement and Newton US under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to Newton US would continue to be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Management Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to Newton US as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

*******************************************************************************

At a meeting of the fund’s Board of Directors held on August 17, 2021, the Board considered the renewal of the fund’s Current Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Current Sub-Investment Advisory Agreement (together, the “Current Agreements”), pursuant to which Mellon (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, all of whom are Independent Directors, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. The fund may gain investment exposure to global commodity markets through investments in a wholly-owned and controlled subsidiary of the fund (the “Subsidiary”) that principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives that provide exposure to the commodity markets. The Subsidiary has the same investment objective, investment adviser and sub-investment adviser as the fund, although the Subsidiary’s agreements with the Adviser and the Subadviser are not subject to approval by the Board. In considering the renewal of the Current Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge based on classifications

INFORMATION ABOUT THE APPROVAL AND RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional alternative global macro funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional alternative global macro funds (the “Performance Universe”), all for various periods ended June 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional alternative global macro funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median and at the Performance Universe median for the ten-year period and below the Performance Group and Performance Universe medians for all other periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median and that the fund’s total return performance ranked in the third quartile of the Performance Group and Performance Universe for all periods when performance was below median. It also was noted that, based on its risk-adjusted returns, the fund had a five star Morningstar rating for the ten-year period and four star ratings overall and for the five-year period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the fund’s average daily net assets. In addition, the Adviser has contractually agreed, for so long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in the amount equal to the management fee paid to the Adviser by the Subsidiary.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Subadviser or its affiliates for advising the one separate account or other type of client portfolio that is considered to have similar investment strategies and policies as the fund (the “Similar Client”), and explained the nature of the Similar Client. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Client to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Subadviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

INFORMATION ABOUT THE APPROVAL AND RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT AND APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Current Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Current Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Current Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s improved performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Current Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Current Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Current Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Current Agreements for the remainder of the one-year term.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Peggy C. Davis (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 35

———————

Gina D. France (63)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

Joan Gulley (74)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (58)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Dynamic Total Return Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Place

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: AVGAX Class C: AVGCX Class I: AVGRX Class Y: AVGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6140AR1021

BNY Mellon Global Dynamic Bond Income Fund

ANNUAL REPORT October 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided by portfolio managers Paul Brain, Parmeshwar Chadha, and Howard Cunningham of Newton Investment Management Limited, Sub-Investment Adviser.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, BNY Mellon Global Dynamic Bond Income Fund’s Class A shares produced a total return of 1.71%, Class C shares returned 0.91%, Class I shares returned 1.96% and Class Y shares returned 2.18%.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index (the “Index”), produced a total return of 0.04% for the same period.2

Global bond markets produced mixed performance during the period, with the negative impact of rising rates pitted against central bank accommodation, improving corporate earnings and economic re-openings. The fund outperformed the Index, largely due to positions in corporate bonds.

The Fund’s Investment Approach

The fund seeks total return (consisting of income and capital appreciation). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets. The fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets, in seeking to produce positive returns across economic cycles. The fund’s investments will be focused globally among the developed- and emerging-capital markets of the world. The fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country.

The fund’s investments are focused globally among the developed and emerging capital markets of the world. The fund’s portfolio managers employ a dynamic approach in allocating the fund’s assets globally, principally among government bonds, foreign country sovereign debt, debt obligations of supranational entities, emerging market sovereign debt, investment grade and high yield (“junk”) corporate instruments, and currencies. Under normal market conditions, the fund invests significantly (at least 40% of its net assets) in issuers organized or located outside the United States, whose primary listing exchange for securities is located outside the United States, whose largest amount of revenues are derived from countries outside the United States or whose reporting currencies are other than U.S. dollars.

The fund’s portfolio managers have considerable latitude in allocating the fund’s investments and in selecting securities and derivative instruments to implement the fund’s investment approach. The fund, however, normally invests at least 10% of its net assets in each of government bonds, emerging market sovereign debt, and investment grade and high yield corporate instruments

2

Economic Improvement and Rising Rates Drive Bond Markets

November 2020 began with all eyes watching the approach of the U.S. election and market expectations of a ‘blue wave’ (Democrat control of both Congress and the White House). The election results, which were favorably received by the market, were quickly followed by news that the COVID-19 vaccines under development by Pfizer and Moderna had achieved efficacy rates above 90%. These positive developments drove a sharp sell-off in government bonds, as investors bet on an accelerating economic rebound, a trend soon accentuated by the rollout of COVID-19 vaccines and President Biden’s proposed US$1.9 trillion relief package. In early 2021, a spike in real yields drove bond-market volatility higher. Equity-market volatility followed suit, to the detriment of ‘risk’ appetite, particularly with respect to emerging markets as the U.S. dollar rallied. However, in the second quarter of 2021, volatility and inflation concerns moderated, supporting both government bonds and risk assets. Meanwhile, global growth continued to recover, with activity particularly strong in developed markets, aided by relatively advanced vaccination programs versus much of the developing world. Later in the period, concerns surfaced regarding the spread of the Delta variant of the COVID-19 virus. Emerging-markets corporate bonds also came under pressure due to widening concerns regarding a crisis in the Chinese real estate sector.

High Yield Holdings Drive Outperformance

The standout contribution to performance during the period came from the fund’s exposure to the high yield asset class. Within high yield, the fund saw positive performance across the board, with the strongest contributors in the lower-rated, single-B category. Travel-sector exposure made a strong contribution to relative performance, led by holding such as the American Airlines 2025 bond and the Carnival Corporation 2023 bond. The fund’s holdings in bank-contingent convertible capital instruments (CoCos) also enhanced performance.

The main detractors from performance included the fund’s exposure to government bonds as well as some emerging-markets sovereign bonds. Short positions in certain government bond markets, maintained through derivatives, helped offset some of these losses. The fund also maintained a short position in the U.S. dollar in the first half of the period, which detracted from performance. Toward the end of the period, the fund’s Chinese corporate real estate exposure, which represented less than 2% of portfolio, was undermined by the stress in the country’s overall real estate sector due to uncertainty regarding the potentially imminent default of Evergrande, the largest corporate borrower in the world.

Anticipating Global Growth

We believe bonds will continue to face headwinds into the year-end, with inflation remaining a key risk and the drumbeat of central banks’ hawkish statements getting louder. However, these trends may abate if evidence shows that the current inflation surge is transitory. While the impact of the slowdown in China needs watching, and growth is decelerating elsewhere, overall, we expect the economic backdrop to remain

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

supportive of higher-yielding, shorter-maturity corporate bonds. Given prevailing conditions, we favor high yield credit, floating-rate notes and inflation-linked securities.

Accordingly, as of the end of the reporting period, the fund is predominantly weighted toward high yield and shorter maturity corporate bonds, as well as maintaining some exposure to inflation-linked securities. In case of a sudden, unexpected slowdown in global growth, the fund also continues to hold U.S. Treasury 30-year bond call options as protection. Among currencies, the fund is long a small number of Euro-funded emerging-markets currencies in which we believe there is potential for appreciation.

November 15, 2021

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last, one-month, Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may at times invest a substantial portion of its assets in a single country.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Dynamic Bond Income Fund with a hypothetical investment of $10,000 in the FTSE One-Month U.S. Treasury Bill Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, and Class I shares of BNY Mellon Global Dynamic Bond Income Fund on 10/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, and Class I shares. The Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Dynamic Bond Income Fund with a hypothetical investment of $1,000,000 in the FTSE One-Month U.S. Treasury Bill Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Global Dynamic Bond Income Fund on 10/31/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	3/25/11	-2.85%	2.13%	2.64%
without sales charge	3/25/11	1.71%	3.07%	3.11%
Class C shares
with applicable redemption charge †	3/25/11	-0.09%	2.29%	2.34%
without redemption	3/25/11	0.91%	2.29%	2.34%
Class I shares	3/25/11	1.96%	3.31%	3.36%
Class Y shares	7/1/13	2.18%	3.37%	3.36%††
FTSE One-Month U.S. Treasury Bill Index		0.04%	1.07%	0.56%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Dynamic Bond Income Fund from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.29	$9.05	$4.03	$3.18
Ending value (after expenses)	$999.20	$995.00	$1,000.00	$1,000.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.35	$9.15	$4.08	$3.21
Ending value (after expenses)	$1,019.91	$1,016.13	$1,021.17	$1,022.03
†

Expenses are equal to the fund’s annualized expense ratio of 1.05% for Class A, 1.80% for Class C, .80% for Class I and .63% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2021

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5%
Australia - 1.7%
Australia, Bonds, Ser. 133	AUD	5.50	4/21/2023	1,290,000		1,040,145
Australia, Sr. Unscd. Bonds, Ser. 25CI	AUD	3.00	9/20/2025	1,340,000	[b]	1,480,114
					2,520,259
Austria - .2%
CA Immobilien Anlagen, Sr. Unscd. Notes	EUR	0.88	2/5/2027	200,000		231,793
Azerbaijan - 1.1%
Azerbaijan, Sr. Unscd. Bonds		5.13	9/1/2029	693,000		771,920
Azerbaijan, Sr. Unscd. Notes		4.75	3/18/2024	734,000		788,316
					1,560,236
Bahrain - .6%
Bahrain, Sr. Unscd. Notes		4.25	1/25/2028	881,000		867,895
Bolivia - .4%
Bolivia, Sr. Unscd. Notes		4.50	3/20/2028	700,000		630,350
British Virgin - .3%
Greenland Global Investment, Gtd. Notes		6.13	4/22/2023	640,000		446,365
Canada - 4.5%
Canada, Bonds	CAD	4.00	12/1/2031	1,342,004	[b]	1,554,652
Canada Housing Trust No. 1, Govt. Gtd. Bonds	CAD	2.35	9/15/2023	5,340,000	[c]	4,414,177
First Quantum Minerals, Gtd. Notes		6.88	3/1/2026	530,000	[c]	552,525
					6,521,354
Cayman Islands - 2.1%
Agile Group Holdings, Sr. Scd. Notes		6.70	3/7/2022	465,000	[d]	425,475
Country Garden Holdings, Sr. Scd. Notes		7.13	1/27/2022	460,000		462,064
CSN Inova Ventures, Gtd. Notes		6.75	1/28/2028	329,000		349,809
Sable International Finance, Sr. Scd. Notes		5.75	9/7/2027	476,000	[c]	496,230
Shimao Group Holdings, Sr. Scd. Bonds		4.75	7/3/2022	465,000		450,985
Wynn Macau, Sr. Unscd. Notes		5.50	1/15/2026	870,000		819,444
					3,004,007
Chile - .5%
VTR Comunicaciones, Sr. Scd. Notes		4.38	4/15/2029	703,000	[c]	709,819
Colombia - 2.1%
Colombia, Bonds	COP	6.00	4/28/2028	2,876,000,000		701,361
Colombia, Bonds	COP	7.00	6/30/2032	5,750,800,000		1,417,890
Colombia, Sr. Unscd. Notes		4.50	3/15/2029	880,000		931,330
					3,050,581

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
Czech Republic - 2.1%
Czech Republic, Bonds, Ser. 120	CZK	1.25	2/14/2025	39,050,000		1,673,646
Czech Republic, Bonds, Ser. 97	CZK	0.45	10/25/2023	32,770,000		1,410,499
					3,084,145
Denmark - .1%
Orsted, Sub. Notes	GBP	2.50	2/18/2033	132,000		174,884
Dominican Republic - .8%
Dominican Republic, Sr. Unscd. Bonds		7.45	4/30/2044	520,000		620,755
Dominican Republic, Sr. Unscd. Notes		4.88	9/23/2032	500,000		506,875
					1,127,630
Ecuador - .4%
Ecuador, Sr. Unscd. Notes		0.00	7/31/2030	64,221	[c,e]	34,600
Ecuador, Sr. Unscd. Notes		0.50	7/31/2040	224,730	[c]	134,978
Ecuador, Sr. Unscd. Notes		1.00	7/31/2035	490,347	[c]	325,473
Ecuador, Sr. Unscd. Notes		5.00	7/31/2030	187,110	[c]	155,769
					650,820
France - 6.3%
Altice France, Sr. Scd. Bonds	EUR	4.13	1/15/2029	363,000		414,033
Altice France, Sr. Scd. Notes	EUR	3.38	1/15/2028	143,000		158,758
Banijay Entertainment, Sr. Scd. Bonds	EUR	3.50	3/1/2025	694,000		802,529
BNP Paribas, Jr. Sub. Notes		7.38	8/19/2025	550,000	[f]	631,507
Chrome Bidco SASU, Sr. Scd. Bonds	EUR	3.50	5/31/2028	186,000		215,430
Electricite de France, Jr. Sub. Notes	GBP	6.00	1/29/2026	200,000	[f]	298,768
France, Bonds	EUR	0.10	3/1/2025	3,509,385	[b]	4,307,218
Iliad Holding, Sr. Scd. Notes	EUR	5.63	10/15/2028	313,000		374,040
Loxam, Sr. Scd. Notes	EUR	2.88	4/15/2026	580,000		660,923
Picard Groupe SAS, Sr. Scd. Bonds	EUR	3.88	7/1/2026	347,000		403,084
Societe Generale, Jr. Sub. Bonds		7.88	12/18/2023	800,000	[f]	883,440
					9,149,730
Germany - 1.7%
Infineon Technologies, Jr. Sub. Bonds	EUR	3.63	4/1/2028	200,000	[f]	253,336
Infineon Technologies, Jr. Sub. Notes	EUR	2.88	4/1/2025	300,000	[f]	361,641
KION Group, Sr. Unscd. Notes	EUR	1.63	9/24/2025	300,000		363,559
PCF GmbH, Sr. Scd. Bonds	EUR	4.75	4/15/2026	350,000		412,469
Peach Property Finance, Sr. Unscd. Notes	EUR	4.38	11/15/2025	396,000		468,322
TK Elevator Midco GmbH, Sr. Scd. Bonds	EUR	4.38	7/15/2027	563,000		670,564
					2,529,891
Guernsey - .5%
Summit Properties, Sr. Unscd. Bonds	EUR	2.00	1/31/2025	700,000		792,478

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
India - 1.0%
GMR Hyderabad International Airport, Sr. Scd. Notes		4.25	10/27/2027	776,000		749,229
Housing Development Finance, Sr. Unscd. Notes	INR	8.22	3/28/2022	30,000,000		404,826
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/2022	20,000,000		269,852
					1,423,907
Indonesia - 2.0%
Indonesia, Bonds, Ser. FR81	IDR	6.50	6/15/2025	23,277,000,000		1,732,528
Indonesia, Sr. Unscd. Notes		5.88	1/15/2024	1,050,000		1,163,036
					2,895,564
Ireland - 1.2%
Bank of Ireland Group, Jr. Sub. Notes	EUR	7.50	11/19/2025	280,000	[f]	377,572
LCPR Senior Secured Financing DAC, Sr. Scd. Notes		5.13	7/15/2029	200,000	[c]	201,770
Silverback Finance, Sr. Scd. Bonds	EUR	3.13	2/25/2037	400,614		483,735
Virgin Media Vendor Financing Notes III, Gtd. Bonds	GBP	4.88	7/15/2028	530,000		729,230
					1,792,307
Italy - 2.4%
Cedacri Mergeco, Sr. Scd. Notes, 3 Month EURIBOR +4.63%	EUR	4.63	5/15/2028	204,000	[g]	237,593
Intesa Sanpaolo, Gtd. Notes		7.70	9/17/2025	325,000	[c,f]	363,594
Leather 2, Sr. Scd. Bonds, 3 Month EURIBOR +4.50%	EUR	4.50	9/30/2028	380,000	[g]	439,192
Nexi, Sr. Unscd. Notes	EUR	1.63	4/30/2026	624,000		718,549
Telecom Italia, Sr. Unscd. Notes		5.30	5/30/2024	400,000	[c]	426,500
UniCredit, Jr. Sub. Bonds		8.00	6/3/2024	560,000	[f]	612,945
UniCredit, Jr. Sub. Notes	EUR	3.88	6/3/2027	600,000	[f]	667,326
					3,465,699
Japan - 1.6%
Japan, Bonds, Ser. 23	JPY	0.10	3/10/2028	175,350,300	[b]	1,590,191
Softbank Group Corp., Sr. Unscd. Notes	EUR	2.88	1/6/2027	610,000		685,447
					2,275,638
Jersey - .5%
CPUK Finance, Scd. Notes	GBP	4.88	8/28/2025	500,000		686,829
Luxembourg - 4.5%
Adler Group, Sr. Unscd. Notes	EUR	2.25	4/27/2027	300,000		302,193
Adler Group, Sr. Unscd. Notes	EUR	3.25	8/5/2025	300,000	[d]	322,004
Albion Financing 1, Sr. Scd. Notes	EUR	5.25	10/15/2026	119,000		138,327
Altice Financing, Sr. Scd. Bonds	EUR	3.00	1/15/2028	340,000		373,660
AnaCap Financial Europe, Sr. Scd. Notes, 3 Month EURIBOR +5.00%	EUR	5.00	8/1/2024	400,000	[g]	446,431

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
Luxembourg - 4.5% (continued)
CBRE Global Investors Open-Ended Fund SCA SICAV-SIF Pan European Core Fund, Sr. Unscd. Notes	EUR	0.50	1/27/2028	294,000		330,619
Cirsa Finance International, Sr. Scd. Bonds	EUR	4.75	5/22/2025	492,000		567,344
Dana Financing Luxembourg, Gtd. Notes	EUR	3.00	7/15/2029	618,000		719,470
DH Europe Finance II, Gtd. Bonds	EUR	0.45	3/18/2028	293,000		336,829
Kleopatra Finco, Sr. Scd. Bonds	EUR	4.25	3/1/2026	410,000		455,901
Matterhorn Telecom, Sr. Scd. Notes	EUR	3.13	9/15/2026	339,000		388,416
Millicom International Cellular, Sr. Unscd. Notes		4.50	4/27/2031	201,000	[c]	206,532
Prologis International Funding II, Gtd. Notes	EUR	1.63	6/17/2032	126,000		153,193
Sani/Ikos Financial Holdings 1 Sarl, Sr. Scd. Bonds	EUR	5.63	12/15/2026	500,000		591,005
SELP Finance, Gtd. Bonds	EUR	1.25	10/25/2023	535,000		632,025
Summer BC Holdco B, Sr. Scd. Bonds	EUR	5.75	10/31/2026	536,000		648,041
					6,611,990
Malaysia - 1.4%
Malaysia, Bonds, Ser. 419	MYR	3.83	7/5/2034	8,550,000		2,001,594
Mexico - 2.7%
Cemex, Gtd. Notes		3.88	7/11/2031	1,000,000		1,004,950
Mexican Bonos, Bonds, Ser. M	MXN	7.75	5/29/2031	22,100,000		1,090,981
Mexican Bonos, Sr. Unscd. Bonds, Ser. M20	MXN	8.50	5/31/2029	21,724,100		1,119,124
Sigma Alimentos, Gtd. Bonds	EUR	2.63	2/7/2024	536,000		647,801
					3,862,856
Mongolia - .7%
Mongolia, Sr. Unscd. Bonds		5.13	4/7/2026	930,000		966,878
Netherlands - 4.3%
H&M Finance, Gtd. Notes	EUR	0.25	8/25/2029	192,000		215,105
IHS Netherlands Holdco, Gtd. Notes		7.13	3/18/2025	675,000		699,469
ING Groep, Jr. Sub. Bonds		6.75	4/16/2024	850,000	[f]	926,225
Nobel Bidco, Sr. Scd. Bonds	EUR	3.13	6/15/2028	625,000		696,306
Nobian Finance BV, Sr. Scd. Bonds	EUR	3.63	7/15/2026	867,000		973,437
Telefonica Europe, Gtd. Notes	EUR	4.38	3/14/2025	400,000	[f]	498,113
United Group, Sr. Scd. Notes	EUR	4.88	7/1/2024	247,000		289,093
United Group, Sr. Scd. Notes, 3 Month EURIBOR +4.13%	EUR	4.13	5/15/2025	370,000	[g]	428,948
Volkswagen International Finance, Gtd. Notes	EUR	3.88	6/17/2029	600,000	[f]	757,212
Ziggo, Sr. Scd. Notes		5.50	1/15/2027	710,000	[c]	728,638
					6,212,546

12

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
New Zealand - 1.8%
New Zealand, Bonds, Ser. 551	NZD	2.75	5/15/2051	1,420,000		968,002
New Zealand, Bonds, Ser. 930	NZD	3.00	9/20/2030	1,750,000	[b]	1,719,560
					2,687,562
Oman - .3%
Oman, Sr. Unscd. Notes		4.88	2/1/2025	444,000		463,994
Qatar - .8%
Qatar, Sr. Unscd. Notes		3.40	4/16/2025	1,042,000		1,116,545
Singapore - .5%
Mulhacen, Sr. Scd. Bonds	EUR	6.50	8/1/2023	422,840	[h]	406,806
Singapore Airlines, Sr. Unscd. Notes		3.00	7/20/2026	328,000		334,431
					741,237
Spain - 1.6%
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Bonds	EUR	5.88	5/24/2022	600,000	[f]	710,919
Banco Santander, Jr. Sub. Bonds	EUR	5.25	9/29/2023	400,000	[f]	485,520
Cellnex Telecom, Sr. Unscd. Notes	EUR	1.88	6/26/2029	600,000		690,584
Lorca Telecom Bondco, Sr. Scd. Bonds	EUR	4.00	9/18/2027	431,000		502,396
					2,389,419
Supranational - 6.6%
Ardagh Metal Packaging Finance USA, Sr. Unscd. Notes	EUR	3.00	9/1/2029	277,000		314,349
Ardagh Metal Packaging Finance USA, Sr. Unscd. Notes		4.00	9/1/2029	495,000	[c]	492,847
Asian Development Bank, Sr. Unscd. Notes	CNH	2.72	1/16/2023	11,000,000		1,713,651
Asian Development Bank, Sr. Unscd. Notes	CNH	2.90	3/5/2024	5,500,000		854,916
Asian Development Bank, Sr. Unscd. Notes, 3 Month SOFR +1.00%		1.05	8/27/2026	1,460,000	[g]	1,519,272
Clarios Global, Sr. Scd. Bonds	EUR	4.38	5/15/2026	555,000		657,696
European Bank for Reconstruction & Development, Sr. Unscd. Notes	IDR	6.45	12/13/2022	17,800,000,000		1,284,728
International Bank for Reconstruction & Development, Sr. Unscd. Notes	GBP	4.88	12/7/2028	870,000		1,491,268
International Finance, Sr. Unscd. Notes	INR	6.30	11/25/2024	98,010,000		1,341,234
					9,669,961
Sweden - 1.4%
Akelius Residential Property, Sub. Notes	EUR	2.25	5/17/2081	640,000		729,937
Heimstaden Bostad, Jr. Sub. Bonds	EUR	2.63	5/1/2027	450,000	[f]	493,113
Samhallsbyggnadsbolaget i Norden, Jr. Sub. Notes	EUR	2.63	3/14/2026	355,000	[f]	400,281

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
Sweden - 1.4% (continued)
Verisure Holding, Sr. Scd. Bonds	EUR	3.25	2/15/2027	324,000		374,081
					1,997,412
Switzerland - 1.1%
Credit Suisse Group, Jr. Sub. Notes		7.25	9/12/2025	570,000	[f]	632,694
Credit Suisse Group, Jr. Sub. Notes		7.50	12/11/2023	340,000	[f]	371,450
UBS Group, Jr. Sub. Bonds		5.00	1/31/2023	630,000	[f]	634,478
					1,638,622
United Kingdom - 14.2%
Anglian Water Services Financing, Sr. Scd. Notes	GBP	1.63	8/10/2025	435,000		606,024
BCP V Modular Services Finance II, Sr. Scd. Bonds	EUR	4.75	11/30/2028	296,000		342,210
Bellis Acquisition, Sr. Scd. Bonds	GBP	3.25	2/16/2026	529,000		695,070
Coventry Building Society, Jr. Sub. Bonds	GBP	6.88	9/18/2024	450,000	[f]	672,428
Coventry Building Society, Sr. Unscd. Notes	GBP	1.00	9/21/2025	640,000		862,574
Deuce Finco, Sr. Scd. Bonds	GBP	5.50	6/15/2027	306,000		417,081
eG Global Finance, Sr. Scd. Notes	EUR	4.38	2/7/2025	491,000		561,854
Heathrow Finance, Sr. Scd. Notes	GBP	6.25	3/3/2025	266,000		393,970
Iceland Bondco, Sr. Scd. Bonds	GBP	4.38	5/15/2028	250,000	[d]	299,798
Iceland Bondco, Sr. Scd. Notes	GBP	4.63	3/15/2025	350,000	[d]	442,469
INEOS Quattro Finance 2, Sr. Scd. Bonds	EUR	2.50	1/15/2026	236,000		272,697
International Finance Facility for Immunisation, Sr. Unscd. Notes		1.00	4/21/2026	869,000		859,804
Investec, Jr. Sub. Notes	GBP	6.75	12/5/2024	400,000	[f]	570,453
Iron Mountain UK, Gtd. Notes	GBP	3.88	11/15/2025	289,000		398,922
Jerrold Finco, Sr. Scd. Bonds	GBP	4.88	1/15/2026	165,000		229,614
Jerrold Finco, Sr. Scd. Bonds	GBP	5.25	1/15/2027	375,000		523,822
Lloyds Banking Group, Jr. Sub. Bonds	EUR	4.95	6/27/2025	550,000	[f]	693,779
Lloyds Banking Group, Jr. Sub. Notes	GBP	5.13	12/27/2024	760,000	[f]	1,081,624
Mitchells & Butlers Finance, Scd. Bonds, Ser. B2	GBP	6.01	12/15/2028	421,939		628,090
National Express Group, Gtd. Notes	GBP	2.38	11/20/2028	644,000		894,049
National Express Group, Gtd. Notes	GBP	2.50	11/11/2023	520,000		727,635
National Express Group, Sub. Notes	GBP	4.25	11/26/2025	160,000	[f]	224,328
Nationwide Building Society, Jr. Sub. Bonds	GBP	5.88	6/20/2025	650,000	[f]	962,946
Natwest Group, Jr. Sub. Notes		6.00	12/29/2025	613,000	[f]	679,161
Nomad Foods Bondco, Sr. Scd. Bonds	EUR	2.50	6/24/2028	244,000		280,775
Ocado Group, Gtd. Notes	GBP	3.88	10/8/2026	534,000		715,287

14

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
United Kingdom - 14.2% (continued)
Pinewood Finance, Sr. Scd. Bonds	GBP	3.25	9/30/2025	287,000		394,133
Stonegate Pub Co. Financing, Sr. Scd. Bonds	GBP	8.25	7/31/2025	303,000		431,263
TESCO, Sr. Unscd. Notes	GBP	3.32	11/5/2025	100,000	[b]	294,355
Tesco Property Finance 3, Sr. Scd. Bonds	GBP	5.74	4/13/2040	141,002		252,533
Travis Perkins, Sr. Unscd. Notes	GBP	3.75	2/17/2026	163,000		232,759
Tritax Big Box REIT, Sr. Unscd. Notes	GBP	1.50	11/27/2033	389,000		504,490
Tritax EuroBox , Gtd. Notes	EUR	0.95	6/2/2026	446,000		517,726
UNITE USAF II, Mortgage Backed Notes	GBP	3.37	6/30/2023	500,000		708,639
Virgin Money UK, Sr. Unscd. Notes	GBP	3.13	6/22/2025	580,000		820,837
Vmed O2 UK Financing I, Sr. Scd. Bonds	GBP	4.00	1/31/2029	273,000		369,785
Vodafone Group, Jr. Sub. Bonds	EUR	3.10	1/3/2079	120,000		143,521
Vodafone Group, Jr. Sub. Bonds	GBP	4.88	10/3/2078	194,000		281,117
Vodafone Group, Jr. Sub. Notes		7.00	4/4/2079	400,000		483,965
Vodafone Group, Sub. Notes		3.25	6/4/2081	200,000		200,344
					20,671,931
United States - 13.4%
American Airlines, Sr. Scd. Notes		11.75	7/15/2025	671,000	[c]	832,041
Apple, Sr. Unscd. Notes		1.13	5/11/2025	684,000		684,013
Ball, Gtd. Notes		2.88	8/15/2030	360,000		346,500
Best Buy, Sr. Unscd. Notes		4.45	10/1/2028	398,000		454,824
CCO Holdings, Sr. Unscd. Notes		4.75	3/1/2030	281,000	[c]	290,484
CCO Holdings, Sr. Unscd. Notes		5.50	5/1/2026	360,000	[c]	372,330
Citigroup, Sub. Notes		5.50	9/13/2025	700,000		798,717
CommScope, Sr. Scd. Notes		6.00	3/1/2026	420,000	[c]	433,125
Dell International, Gtd. Notes		7.13	6/15/2024	602,000	[c]	612,776
Diamond Sports Group, Sr. Scd. Notes		5.38	8/15/2026	620,000	[c]	351,543
Ford Motor Credit, Sr. Unscd. Notes	GBP	2.75	6/14/2024	232,000		318,523
Ford Motor Credit, Sr. Unscd. Notes		3.37	11/17/2023	400,000		411,000
Ford Motor Credit, Sr. Unscd. Notes, 3 Month EURIBOR +.37%	EUR	0.00	12/1/2021	600,000	[g]	693,454
General Electric, Sr. Unscd. Notes	GBP	6.44	11/15/2022	7,700		10,766
IQVIA, Gtd. Notes	EUR	2.88	6/15/2028	622,000		735,332
Iron Mountain, Gtd. Notes		4.50	2/15/2031	388,000	[c]	392,382
JPMorgan Chase & Co., Sr. Unscd. Notes		2.08	4/22/2026	1,000,000		1,020,334
Lumen Technologies, Sr. Unscd. Notes, Ser. T		5.80	3/15/2022	800,000		810,104
Mauser Packaging Solutions Holding, Sr. Scd. Notes		5.50	4/15/2024	500,000	[c]	501,725

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
United States - 13.4% (continued)
Metropolitan Life Global Funding I, Sr. Scd. Notes		0.70	9/27/2024	469,000		466,134
Metropolitan Life Global Funding I, Sr. Scd. Notes		0.70	9/27/2024	307,000	[c]	305,124
Mileage Plus Holdings, Sr. Scd. Notes		6.50	6/20/2027	90,000	[c]	98,065
Mozart Debt Merger Sub, Sr. Scd. Notes		3.88	4/1/2029	281,000	[c]	279,946
Mozart Debt Merger Sub, Sr. Unscd. Notes		5.25	10/1/2029	122,000	[c]	123,983
Netflix, Sr. Unscd. Notes	EUR	3.63	6/15/2030	425,000		588,351
NextEra Energy Capital Holdings, Gtd. Notes		3.25	4/1/2026	101,000		107,910
Olympus Water US Holding Corp., Sr. Scd. Notes	EUR	3.88	10/1/2028	200,000		230,635
Olympus Water US Holding Corp., Sr. Unscd. Notes	EUR	5.38	10/1/2029	375,000		421,167
Pacific Life Global Funding II, Scd. Notes		1.38	4/14/2026	970,000		969,330
PG&E, Sr. Scd. Notes		5.00	7/1/2028	660,000		687,225
Radiate Holdco, Sr. Scd. Notes		4.50	9/15/2026	375,000	[c]	381,484
Sprint, Gtd. Notes		7.88	9/15/2023	260,000		288,600
Sprint Capital, Gtd. Notes		8.75	3/15/2032	338,000		506,324
Sprint Communications, Gtd. Notes		11.50	11/15/2021	235,000		236,140
T-Mobile USA, Gtd. Notes		3.38	4/15/2029	471,000		484,541
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted		0.63	4/15/2023	1,376,687	[b]	1,447,859
Verizon Communications, Sr. Unscd. Notes, 3 Month SOFR +.79%		0.84	3/20/2026	491,000	[g]	500,116
Viatris, Gtd. Notes		2.30	6/22/2027	150,000	[c]	151,590
Windstream Escrow, Sr. Scd. Notes		7.75	8/15/2028	402,000	[c,d]	425,710
Zayo Group Holdings, Sr. Scd. Notes		4.00	3/1/2027	660,000	[c]	641,850
					19,412,057
Uzbekistan - .9%
Uzbekistan, Sr. Unscd. Notes		4.75	2/20/2024	1,300,000		1,363,824
Vietnam - .2%
Vietnam, Sr. Unscd. Bonds		4.80	11/19/2024	213,000		234,248
Total Bonds and Notes (cost $131,798,446)				131,634,857
Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .1%
Call Options - .1%
U.S. Treasury Bond, Contracts 22		162.00	11/26/2021	2,200,000		24,063

16

Description /Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .1% (continued)
Call Options - .1% (continued)
U.S. Treasury Bond, Contracts 33	159.00	11/26/2021	3,300,000		91,265
Total Options Purchased (cost $68,622)			115,328
Description			Shares
Exchange-Traded Funds - 1.7%
United States - 1.7%
iShares iBoxx High Yield Corporate Bond ETF			11,668		1,014,299
SPDR Bloomberg Emerging Markets Local Bond ETF			58,232		1,449,394
Total Exchange-Traded Funds (cost $2,522,006)			2,463,693
	1-Day Yield (%)
Investment Companies - 5.2%
Registered Investment Companies - 5.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $7,554,811)	0.06		7,554,811	[i]	7,554,811

17

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,458,222)	0.02	1,458,222	[i] 1,458,222
Total Investments (cost $143,402,107)		98.5%	143,226,911
Cash and Receivables (Net)		1.5%	2,173,239
Net Assets		100.0%	145,400,150

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor's Depository Receipt

AUD—Australian Dollar

CAD—Canadian Dollar

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

a Amount stated in U.S. Dollars unless otherwise noted above.

b Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, these securities were valued at $15,437,610 or 10.62% of net assets.

d Security, or portion thereof, on loan. At October 31, 2021, the value of the fund’s securities on loan was $1,380,711 and the value of the collateral was $1,458,222. In addition, the value of collateral may include peding sales that are also on loan.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

g Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

h Payment-in-kind security and interest may be paid in additional par.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

18

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	27.2
Banks	10.6
Investment Companies	7.9
Telecommunication Services	6.8
Supranational Bank	6.2
Real Estate	5.8
Consumer Discretionary	3.6
Media	2.8
Automobiles & Components	2.7
Food Products	2.6
Industrial	2.5
Diversified Financials	2.4
Retailing	1.6
Commercial & Professional Services	1.5
Materials	1.5
Chemicals	1.3
Utilities	1.3
Transportation	1.3
Health Care	1.3
Insurance	1.2
U.S. Treasury Securities	1.0
Building Materials	1.0
Internet Software & Services	.9
Technology Hardware & Equipment	.9
Airlines	.9
Metals & Mining	.6
Advertising	.4
Semiconductors & Semiconductor Equipment	.4
Information Technology	.2
Options Purchased	.1
98.5

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20($)	Purchases($)†	Sales ($)	Value 10/31/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,443,494	110,760,253	(104,648,936)	7,554,811	5.2	3,863
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	2,229,178	3,307,333	(5,536,511)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	41,391,492	(39,933,270)	1,458,222	1.0	14,813†††
Total	3,672,672	155,459,078	(150,118,717)	9,013,033	6.2	18,676
† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

20

STATEMENT OF FUTURES

October 31, 2021

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short
Euro-Bond	32	12/8/2021	6,386,613[a]	6,219,095	167,518
Long Gilt	22	12/29/2021	3,832,680[a]	3,761,104	71,576
U.S. Treasury 5 Year Notes	55	12/31/2021	6,692,196	6,696,250	(4,054)
Gross Unrealized Appreciation				239,094
Gross Unrealized Depreciation				(4,054)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

21

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2021

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CIBC World Markets
Indian Rupee	8,367,000	United States Dollar	111,664	11/16/2021	(151)
Euro	652,798	United States Dollar	771,780	11/16/2021	(16,889)
United States Dollar	3,310,532	Euro	2,841,101	11/16/2021	25,100
British Pound	500,523	United States Dollar	689,671	11/16/2021	(4,672)
United States Dollar	6,039,839	Canadian Dollar	7,557,968	11/16/2021	(67,046)
Citigroup
United States Dollar	148,674	British Pound	107,034	11/16/2021	2,191
HSBC
United States Dollar	2,354,581	Mexican Peso	47,572,603	11/16/2021	50,163
United States Dollar	1,503,508	South African Rand	21,900,558	11/16/2021	72,739
United States Dollar	25,035,702	British Pound	18,033,415	11/16/2021	355,757
RBS Securities
British Pound	906,203	United States Dollar	1,249,809	11/16/2021	(9,609)
United States Dollar	360,850	British Pound	265,283	11/16/2021	(2,207)
United States Dollar	982,465	New Zealand Dollar	1,399,375	11/16/2021	(20,095)
Euro	1,024,626	United States Dollar	1,185,261	11/16/2021	(389)
United States Dollar	451,017	Euro	390,145	11/16/2021	(145)
Norwegian Krone	1,322,306	United States Dollar	154,305	11/16/2021	2,204
United States Dollar	149,630	Norwegian Krone	1,322,286	11/16/2021	(6,876)
State Street Bank and Trust Company
Hungarian Forint	661,891,639	United States Dollar	2,201,611	11/16/2021	(76,888)
United States Dollar	1,629,400	Japanese Yen	178,477,010	11/16/2021	63,283
United States Dollar	2,190,533	Indian Rupee	165,035,817	11/16/2021	(9,013)
British Pound	1,363,463	United States Dollar	1,856,023	11/16/2021	9,968

22

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
State Street Bank and Trust Company(continued)
United States Dollar	247,316	British Pound	179,858	11/16/2021	1,169
United States Dollar	2,615,814	Chinese Yuan Renminbi	17,018,484	11/16/2021	(40,171)
Australian Dollar	5,522,819	United States Dollar	4,112,444	11/16/2021	42,394
United States Dollar	3,763,895	Australian Dollar	5,101,661	11/16/2021	(74,104)
South Korean Won	1,577,205,000	United States Dollar	1,378,193	11/16/2021	(29,149)
Canadian Dollar	2,740,818	United States Dollar	2,187,270	11/16/2021	27,328
United States Dollar	2,159,805	Canadian Dollar	2,669,725	11/16/2021	2,651
United States Dollar	1,484,120	Czech Koruna	31,833,112	11/16/2021	51,616
Philippine Peso	112,062,087	United States Dollar	2,205,513	11/16/2021	16,784
United States Dollar	2,204,211	Philippine Peso	112,062,087	11/16/2021	(18,086)
United States Dollar	2,040,355	Malaysian Ringgit	8,567,652	11/16/2021	(26,952)
Singapore Dollar	2,991,292	United States Dollar	2,219,845	11/16/2021	(1,779)
United States Dollar	2,193,206	Singapore Dollar	2,991,241	11/16/2021	(24,822)
United States Dollar	1,134,531	Indonesian Rupiah	16,611,808,458	11/16/2021	(36,020)
Mexican Peso	36,260,919	United States Dollar	1,805,068	11/16/2021	(48,588)
United States Dollar	3,198,750	New Zealand Dollar	4,482,384	11/16/2021	(12,583)
Colombian Peso	8,138,647,600	United States Dollar	2,143,950	11/16/2021	14,515
United States Dollar	2,110,645	Colombian Peso	8,138,647,600	11/16/2021	(47,820)
United States Dollar	726,039	South African Rand	10,871,347	11/16/2021	15,811
Euro	4,821,973	United States Dollar	5,669,281	11/16/2021	(93,181)
United States Dollar	49,758,346	Euro	41,929,914	11/16/2021	1,270,849
UBS Securities
Euro	129,609	United States Dollar	153,040	11/16/2021	(3,160)
United States Dollar	1,823,328	Czech Koruna	39,213,693	11/16/2021	58,695

23

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
UBS Securities(continued)
United States Dollar	1,395,794	New Zealand Dollar	1,977,627	11/16/2021	(21,046)
Swedish Krona	4,665	United States Dollar	542	11/16/2021	1
Gross Unrealized Appreciation					2,083,218
Gross Unrealized Depreciation					(691,441)

See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,380,711)—Note 1(c):
Unaffiliated issuers	134,389,074	134,213,878
Affiliated issuers	9,013,033	9,013,033
Cash denominated in foreign currency	87,915	88,102
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		2,083,218
Receivable for investment securities sold		1,702,379
Dividends, interest and securities lending income receivable		1,590,519
Cash collateral held by broker—Note 4		225,533
Receivable for shares of Common Stock subscribed		119,548
Receivable for futures variation margin—Note 4		50,645
Tax reclaim receivable—Note 1(b)		16,197
Prepaid expenses		25,361
		149,128,413
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		43,849
Cash overdraft due to Custodian		20,290
Liability for securities on loan—Note 1(c)		1,458,222
Payable for investment securities purchased		1,353,073
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		691,441
Payable for shares of Common Stock redeemed		22,024
Directors’ fees and expenses payable		3,225
Other accrued expenses		136,139
		3,728,263
Net Assets ($)		145,400,150
Composition of Net Assets ($):
Paid-in capital		144,007,844
Total distributable earnings (loss)		1,392,306
Net Assets ($)		145,400,150

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	4,392,711	193,451	45,867,704	94,946,284
Shares Outstanding	357,375	16,029	3,711,124	7,667,206
Net Asset Value Per Share ($)	12.29	12.07	12.36	12.38

See notes to financial statements.

25

STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income ($):
Income:
Interest (net of $13,413 foreign taxes withheld at source)	4,336,513
Dividends:
Unaffiliated issuers	294,511
Affiliated issuers	3,863
Income from securities lending—Note 1(c)	14,813
Total Income	4,649,700
Expenses:
Management fee—Note 3(a)	587,945
Shareholder servicing costs—Note 3(c)	375,061
Professional fees	125,713
Registration fees	65,562
Custodian fees—Note 3(c)	39,162
Chief Compliance Officer fees—Note 3(c)	14,062
Prospectus and shareholders’ reports	12,039
Directors’ fees and expenses—Note 3(d)	10,541
Loan commitment fees—Note 2	2,877
Distribution fees—Note 3(b)	1,686
Interest expense—Note 2	944
Miscellaneous	45,883
Total Expenses	1,281,475
Less—reduction in expenses due to undertaking—Note 3(a)	(271,698)
Net Expenses	1,009,777
Investment Income—Net	3,639,923
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,847,856
Net realized gain (loss) on futures	141,301
Net realized gain (loss) on options transactions	95,370
Net realized gain (loss) on forward foreign currency exchange contracts	(1,677,061)
Net Realized Gain (Loss)	407,466
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,162,794)
Net change in unrealized appreciation (depreciation) on futures	281,977
Net change in unrealized appreciation (depreciation) on options transactions	43,220
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	278,732
Net Change in Unrealized Appreciation (Depreciation)	(1,558,865)
Net Realized and Unrealized Gain (Loss) on Investments	(1,151,399)
Net Increase in Net Assets Resulting from Operations	2,488,524

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income—net	3,639,923	3,322,993
Net realized gain (loss) on investments	407,466	(582,401)
Net change in unrealized appreciation (depreciation) on investments	(1,558,865)	1,317,029
Net Increase (Decrease) in Net Assets Resulting from Operations	2,488,524	4,057,621
Distributions ($):
Distributions to shareholders:
Class A	(110,168)	(126,644)
Class C	(4,560)	(8,859)
Class I	(654,567)	(442,714)
Class Y	(2,480,618)	(4,421,224)
Total Distributions	(3,249,913)	(4,999,441)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	611,943	5,044,040
Class C	-	23,514
Class I	52,066,551	26,963,740
Class Y	19,854,322	43,512,518
Distributions reinvested:
Class A	109,565	123,083
Class C	2,939	6,198
Class I	594,347	331,724
Class Y	1,095,473	2,237,696
Cost of shares redeemed:
Class A	(2,021,399)	(1,426,327)
Class C	(81,725)	(66,458)
Class I	(33,822,101)	(9,409,928)
Class Y	(30,082,421)	(47,252,513)
Increase (Decrease) in Net Assets from Capital Stock Transactions	8,327,494	20,087,287
Total Increase (Decrease) in Net Assets	7,566,105	19,145,467
Net Assets ($):
Beginning of Period	137,834,045	118,688,578
End of Period	145,400,150	137,834,045

27

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2021	2020
Capital Share Transactions (Shares):
Class A
Shares sold	49,386	415,772
Shares issued for distributions reinvested	8,846	10,122
Shares redeemed	(162,472)	(116,448)
Net Increase (Decrease) in Shares Outstanding	(104,240)	309,446
Class C
Shares sold	-	1,935
Shares issued for distributions reinvested	240	513
Shares redeemed	(6,643)	(5,465)
Net Increase (Decrease) in Shares Outstanding	(6,403)	(3,017)
Class Ia
Shares sold	4,179,089	2,182,436
Shares issued for distributions reinvested	47,805	27,078
Shares redeemed	(2,731,308)	(778,131)
Net Increase (Decrease) in Shares Outstanding	1,495,586	1,431,383
Class Ya
Shares sold	1,594,837	3,594,178
Shares issued for distributions reinvested	88,119	182,611
Shares redeemed	(2,420,879)	(3,881,369)
Net Increase (Decrease) in Shares Outstanding	(737,923)	(104,580)

[a]

During the period ended October 31, 2021, 134,605 Class Y shares representing $1,672,042 were exchanged for 134,708 Class I shares and during the period ended October 31, 2020, 26,412 Class Y shares representing $326,931 were exchanged for 26,418 Class I shares.

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.35	12.48	12.04	12.23	12.30
Investment Operations:
Investment income—net[a]	.26	.25	.29	.32	.19
Net realized and unrealized gain (loss) on investments	(.05)	.09	.70	(.31)	.10
Total from Investment Operations	.21	.34	.99	.01	.29
Distributions:
Dividends from investment income—net	(.27)	(.47)	(.55)	(.20)	(.36)
Dividends from net realized gain on investments	-	-	-	-	(.00)[b]
Total Distributions	(.27)	(.47)	(.55)	(.20)	(.36)
Net asset value, end of period	12.29	12.35	12.48	12.04	12.23
Total Return (%)[c]	1.71	2.77	8.54	.08	2.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	6.80[d]	4.86	1.07	1.39	1.37
Ratio of net expenses to average net assets	1.05[d]	1.00	.75	.75	.89
Ratio of net investment income to average net assets	2.11[d]	2.03	2.42	2.60	1.65
Portfolio Turnover Rate	80.39	94.27	83.73	114.73	145.88
Net Assets, end of period ($ x 1,000)	4,393	5,703	1,900	858	682

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.18	12.30	11.86	12.06	12.18
Investment Operations:
Investment income—net[a]	.17	.19	.25	.24	.11
Net realized and unrealized gain (loss) on investments	(.06)	.06	.64	(.33)	.08
Total from Investment Operations	.11	.25	.89	(.09)	.19
Distributions:
Dividends from investment income—net	(.22)	(.37)	(.45)	(.11)	(.31)
Dividends from net realized gain on investments	-	-	-	-	(.00)[b]
Total Distributions	(.22)	(.37)	(.45)	(.11)	(.31)
Net asset value, end of period	12.07	12.18	12.30	11.86	12.06
Total Return (%)[c]	.91	2.06	7.70	(.64)	1.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.84[d]	1.81	1.85	2.07	2.09
Ratio of net expenses to average net assets	1.80[d]	1.70	1.50	1.50	1.64
Ratio of net investment income to average net assets	1.36[d]	1.59	2.11	2.00	.90
Portfolio Turnover Rate	80.39	94.27	83.73	114.73	145.88
Net Assets, end of period ($ x 1,000)	193	273	313	428	702

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

30

	Year Ended October 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.41	12.53	12.09	12.27	12.33
Investment Operations:
Investment income—net[a]	.29	.24	.32	.37	.23
Net realized and unrealized gain (loss) on investments	(.05)	.13	.71	(.33)	.08
Total from Investment Operations	.24	.37	1.03	.04	.31
Distributions:
Dividends from investment income—net	(.29)	(.49)	(.59)	(.22)	(.37)
Dividends from net realized gain on investments	-	-	-	-	(.00)[b]
Total Distributions	(.29)	(.49)	(.59)	(.22)	(.37)
Net asset value, end of period	12.36	12.41	12.53	12.09	12.27
Total Return (%)	1.96	3.06	8.79	.38	2.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[c]	.70	.78	1.10	1.14
Ratio of net expenses to average net assets	.80[c]	.64	.50	.50	.65
Ratio of net investment income to average net assets	2.35[c]	2.01	2.63	3.03	1.91
Portfolio Turnover Rate	80.39	94.27	83.73	114.73	145.88
Net Assets, end of period ($ x 1,000)	45,868	27,500	9,827	2,555	3,815

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

31

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.42	12.53	12.09	12.27	12.33
Investment Operations:
Investment income—net[a]	.32	.33	.37	.33	.23
Net realized and unrealized gain (loss) on investments	(.06)	.05	.66	(.29)	.08
Total from Investment Operations	.26	.38	1.03	.04	.31
Distributions:
Dividends from investment income—net	(.30)	(.49)	(.59)	(.22)	(.37)
Dividends from net realized gain on investments	-	-	-	-	(.00)[b]
Total Distributions	(.30)	(.49)	(.59)	(.22)	(.37)
Net asset value, end of period	12.38	12.42	12.53	12.09	12.27
Total Return (%)	2.18	3.07	8.81	.30	2.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.62[c]	.62	.68	.96	.98
Ratio of net expenses to average net assets	.62[c]	.58	.50	.50	.64
Ratio of net investment income to average net assets	2.55[c]	2.65	3.00	2.70	1.90
Portfolio Turnover Rate	80.39	94.27	83.73	114.73	145.88
Net Assets, end of period ($ x 1,000)	94,946	104,358	106,649	64,151	40,741

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

32

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Dynamic Bond Income Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return (consisting of income and capital appreciation). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses

33

NOTES TO FINANCIAL STATEMENTS (continued)

(other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2021, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 7,267 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

34

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close

35

NOTES TO FINANCIAL STATEMENTS (continued)

of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Corporate Bonds	-	90,618,678	-	90,618,678
Exchange-Traded Funds	2,463,693	-	-	2,463,693
Foreign Governmental	-	39,568,320	-	39,568,320
Investment Companies	9,013,033	-	-	9,013,033
U.S. Treasury Securities	-	1,447,859	-	1,447,859

36

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	2,083,218	-	2,083,218
Futures††	239,094	-	-	239,094
Options Purchased	115,328	-	-	115,328
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(691,441)	-	(691,441)
Futures††	(4,054)	-	-	(4,054)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund

37

NOTES TO FINANCIAL STATEMENTS (continued)

and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2021, The Bank of New York Mellon earned $1,993 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At October 31, 2021, BNY Mellon Yield Enhancement Strategy Fund, an affiliate of the fund, held 2,326,235 Class Y shares representing approximately 19.8% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in

38

these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 29, 2021, the Board declared a cash dividend of $.043, $.016, $.049 and $.055 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on November 1, 2021, to shareholders of record as of the close of business on October 29, 2021. The ex-dividend date was November 1, 2021.

39

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,258,818, undistributed capital gains $1,831,775, accumulated other losses $244,584 and unrealized depreciation $1,453,703.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $3,249,913 and $4,999,441, respectively.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

40

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2021 was approximately $76,712 with a related weighted average annualized interest rate of 1.23%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser had contractually agreed, from November 1, 2020 through March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets. On or after March 1, 2022, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $271,698 during the period ended October 31, 2021.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .19% of the value of the fund’s average daily net assets.

During the period ended October 31, 2021, the Distributor retained $1 from commissions earned on sales of the fund’s Class A shares.

41

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2021, Class C shares were charged $1,686 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2021, Class A and Class C shares were charged $11,749 and $562, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2021, the fund was charged $3,642 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

42

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2021, the fund was charged $39,162 pursuant to the custody agreement.

During the period ended October 31, 2021, the fund was charged $14,062 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $49,445, Distribution Plan fees of $130, Shareholder Services Plan fees of $980, custodian fees of $9,000, Chief Compliance Officer fees of $4,718 and transfer agency fees of $585, which are offset against an expense reimbursement currently in effect in the amount of $21,009.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended October 31, 2021, amounted to $111,851,997 and $111,493,414, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in

43

NOTES TO FINANCIAL STATEMENTS (continued)

futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2021 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The

44

maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased open at October 31, 2021 are set forth in the Statement of Investments and at October 31, 2021, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

45

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2021 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	354,422	[1,2]	Interest rate risk	(4,054)	[1]
Foreign exchange risk	2,083,218	[3]	Foreign exchange risk	(691,441)	[3]
Gross fair value of derivative contracts	2,437,640			(695,495)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2021 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	141,301		95,370		-		236,671
Foreign exchange	-		-		(1,677,061)		(1,677,061)
Total	141,301		95,370		(1,677,061)		(1,440,390)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	281,977		43,220		-		325,197
Foreign exchange	-		-		278,732		278,732
Total	281,977		43,220		278,732		603,929

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net change in unrealized appreciation (depreciation) on futures.
[5]	Net change in unrealized appreciation (depreciation) on options transactions.
[6]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including

46

derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	239,094	(4,054)
Options	115,328	-
Forward contracts	2,083,218	(691,441)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	2,437,640	(695,495)
Derivatives not subject to
Master Agreements	(354,422)	4,054
Total gross amount of assets
and liabilities subject to
Master Agreements	2,083,218	(691,441)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
CIBC World Markets	25,100		(25,100)	-		-
Citigroup	2,191		-	-		2,191
HSBC	478,659		-	(180,000)		298,659
RBS Securities	2,204		(2,204)	-		-
State Street Bank and Trust Company	1,516,368		(539,156)	(550,000)		427,212
UBS Securities	58,696		(24,206)	-		34,490
Total	2,083,218		(590,666)	(730,000)		762,552

47

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
CIBC World Markets	(88,758)		25,100	-		(63,658)
RBS Securities	(39,321)		2,204	-		(37,117)
State Street Bank and Trust Company	(539,156)		539,156	-		-
UBS Securities	(24,206)		24,206	-		-
Total	(691,441)		590,666	-		(100,775)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2021:

Average Market Value ($)
Interest rate futures	13,651,247
Interest rate options contracts	74,653
Forward contracts	119,201,439

At October 31, 2021, the cost of investments for federal income tax purposes was $144,581,042; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $1,445,006, consisting of $4,669,125 gross unrealized appreciation and $6,114,131 gross unrealized depreciation.

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Global Dynamic Bond Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Dynamic Bond Income Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the statements of investments, investments in affiliated issuers, futures and forward foreign currency exchange contracts, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2021

49

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

50

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Peggy C. Davis (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 35

———————

Gina D. France (63)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

Joan Gulley (74)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

51

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (58)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houmier, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

52

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

53

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Global Dynamic Bond Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DGDAX Class C: DGDCX Class I: DGDIX Class Y: DGDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6298AR1021

BNY Mellon Global Real Return Fund

ANNUAL REPORT October 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided by portfolio managers Suzanne Hutchins, Aron Pataki and Andrew Warwick of Newton Investment Management Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, BNY Mellon Global Real Return Fund’s Class A shares produced a total return of 14.60%, Class C shares returned 13.72%, Class I shares returned 14.83% and Class Y shares returned 15.03%.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index, and the fund’s performance baseline benchmark, the USD One-Month LIBOR, produced total returns of 0.04% and 0.11%, respectively, for the same period.2,3

Global equity markets gained ground during the reporting period, while global bonds produced mixed returns amid accommodative central bank policies, strong corporate earnings, rising interest rates and improving investor sentiment as vaccines for the COVID-19 pandemic rolled out. The fund outperformed its benchmark, largely due to its positioning in the return-seeking core of the portfolio.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund uses an actively managed, multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. Rather than trying to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies, and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments.

The fund’s portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection, based on fundamental research, to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals.

Stocks Outperform and Bond Yields Rise as Economies Reopen

The rebound in risk assets following the early-2020 pandemic-induced trough continued in November and December 2020, despite a sharp acceleration in COVID-19 infection rates and the reintroduction of further lockdowns. Investors, however, looked beyond these near-term challenges, thanks to a raft of positive vaccine news that heralded the

2

prospect of economic and social normalization, combined with a relatively benign outcome of the U.S. presidential election. As 2021 began, investors anticipated a dialing back of the exceptional levels of stimulus witnessed in the aftermath of the onset of the pandemic, resulting in a significant move in U.S. Treasury yields. The rise in bond yields was closely correlated with the marked outperformance of financials and energy stocks, while equities in areas such as technology, which had benefited from a combination of the stay-at-home economy and deeply negative real yields, relinquished some of their earlier gains. As the year progressed, a number of relatively short-lived bouts of equity-market weakness occurred as more hawkish commentary regarding the potential for asset-purchase tapering and interest-rate hikes emerged from the U.S. Federal Reserve. These comments prompted a resumption in the rise in bond yields and renewed fears of more prolonged inflationary pressures.

Equity Holdings Lead Gains

The return-seeking core of the portfolio produced robust performance over the reporting period, with the portfolio’s equity holdings doing the heavy lifting. More economically-sensitive stocks featured among the top performers, including oil and gas producer ConocoPhillips, semiconductor equipment maker ASML Holding, and capital markets firm The Goldman Sachs Group, although secular growth names such as Internet advertising firm Alphabet and enterprise software giant Microsoft also delivered robust returns. All other areas of the core, including alternatives, corporate bonds and emerging- markets debt also performed well, buoyed by the risk-on sentiment prevailing over much of the period.

Conversely, the stabilizing layer of the portfolio detracted from relative performance. Despite being accretive to returns in January 2021, derivative protection represented a cost over the period as a whole in the context of equity market strength. We use derivatives for risk management purposes, both for protection on the downside and selectively to gain upside exposure, when we consider it efficient to do so as a means of expressing a constructive view. Other areas of the stabilizing layer also detracted from relative returns. Gold traced a less glittering path than in previous quarters, taking a decisive leg down as 2021 progressed. Index-linked bonds were a marginal negative as yields drifted higher.

Adopting a Constructive Position

As of the end of the period, the Fund’s positioning reflects a constructive view of the prevailing economic backdrop, with a sizeable, return-seeking core versus historic levels. Equity exposure remains well balanced between cyclical, secular growth and defensive names, against the potential for a shift in market leadership. Within the stabilizing layer, we continue to employ a combination of direct and indirect protection, the former having gained proportionately more prominence after exiting our government bond and gold positions due to the headwind of rising real rates. Cash stands at relatively elevated levels to take advantage of opportunities as they emerge in both the return-seeking and risk-mitigating layers of the portfolio.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

While the Fund currently maintains a constructive position, we are mindful of the absolute return nature of our mandate. We remain vigilant on behalf of clients, ready to take dynamic steps to change the fund’s asset allocations if required, as we have done in the past.

November 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used “benchmark” or reference rate for short-term interest rates. Investors cannot invest directly in any index.

3 Source: Lipper, Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and have more volatile earnings histories.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Real Return Fund with a hypothetical investment of $10,000 in the FTSE One-Month U.S. Treasury Bill Index and USD 1-Month LIBOR.

† Source: FactSet

†† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, and Class I shares of BNY Mellon Global Real Return Fund on 10/31/11 to a hypothetical investment of $10,000 made in the FTSE One-Month U.S. Treasury Bill Index and USD 1-Month LIBOR on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, and Class I shares. The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used "benchmark" or reference rate for short-term interest rates. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Real Return Fund with a hypothetical investment of $1,000,000 in the FTSE One-Month U.S. Treasury Bill Index and USD 1-Month LIBOR.

† Source: FactSet

†† Source: Lipper Inc.

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Global Real Return Fund on 10/31/11 to a hypothetical investment of $1,000,000 made in the FTSE One-Month U.S. Treasury Bill Index and USD 1-Month LIBOR on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used "benchmark" or reference rate for short-term interest rates. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	5/12/10	8.01%	4.47%	4.26%
without sales charge	5/12/10	14.60%	5.72%	4.88%
Class C shares
with applicable redemption charge†	5/12/10	12.72%	4.91%	4.09%
without redemption	5/12/10	13.72%	4.91%	4.09%
Class I shares	5/12/10	14.83%	5.98%	5.16%
Class Y shares	7/1/13	15.03%	6.08%	5.20%††
USD 1-Month LIBOR Index		0.11%	1.24%	0.74%
FTSE One-Month U.S. Treasury Bill Index		0.04%	1.07%	0.56%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Real Return Fund from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.63	$9.55	$4.56	$4.05
Ending value (after expenses)	$1,031.60	$1,027.10	$1,032.70	$1,033.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.60	$9.50	$4.53	$4.02
Ending value (after expenses)	$1,019.66	$1,015.78	$1,020.72	$1,021.22
†

Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.87% for Class C, .89% for Class I and .79% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

CONSOLIDATED STATEMENT OF INVESTMENTS

October 31, 2021

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 15.7%
France - .3%
Altice France, Sr. Scd. Bonds	EUR	4.13	1/15/2029	4,944,000		5,639,062
Banijay Entertainment, Sr. Scd. Notes		5.38	3/1/2025	500,000	[b]	515,000
Iliad Holding, Sr. Scd. Notes	EUR	5.63	10/15/2028	5,576,000		6,663,404
					12,817,466
Germany - .1%
TK Elevator Midco GmbH, Sr. Scd. Bonds	EUR	4.38	7/15/2027	2,718,000		3,237,289
India - .1%
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/2022	160,000,000		2,158,813
Italy - .7%
Intesa Sanpaolo, Gtd. Notes		7.70	9/17/2025	9,506,000	[b,c,d]	10,634,837
UniCredit, Jr. Sub. Bonds		8.00	6/3/2024	5,625,000	[d]	6,156,816
UniCredit, Jr. Sub. Notes	EUR	3.88	6/3/2027	8,882,000	[d]	9,878,645
					26,670,298
Luxembourg - .2%
Summer BC Holdco B, Sr. Scd. Bonds	EUR	5.75	10/31/2026	6,583,000		7,959,054
Mexico - .4%
Sigma Alimentos, Gtd. Notes		4.13	5/2/2026	13,823,000		14,859,863
Netherlands - 2.5%
BNP Paribas Issuance, Bank Gtd., Ser. F		0.00	11/18/2021	87,561,000	[e]	89,145,854
Ziggo, Sr. Scd. Bonds	EUR	2.88	1/15/2030	3,571,000		4,129,323
					93,275,177
Spain - .8%
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Bonds	EUR	5.88	9/24/2023	6,000,000	[c,d]	7,404,180
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Notes	EUR	6.00	3/29/2024	7,200,000	[d]	8,999,460
Banco Santander, Jr. Sub. Bonds	EUR	4.75	3/19/2025	7,800,000	[c,d]	9,333,109
Banco Santander, Jr. Sub. Bonds	EUR	5.25	9/29/2023	5,200,000	[d]	6,311,760
					32,048,509
United Kingdom - 4.4%
Barclays Bank, Structured Notes, Ser. 000S		0.00	8/15/2022	71,827,500	[e]	73,240,477
Barclays Bank, Structured Notes, Ser. GN0U		0.00	8/12/2022	71,827,500	[e]	73,757,278
Lloyds Banking Group, Jr. Sub. Bonds	EUR	4.95	6/27/2025	8,562,000	[c,d]	10,800,241
TESCO, Sr. Unscd. Notes	GBP	6.13	2/24/2022	74,000		103,073

9

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 15.7% (continued)
United Kingdom - 4.4% (continued)
Vmed O2 UK Financing I, Sr. Scd. Bonds	GBP	4.00	1/31/2029	7,588,000		10,278,116
					168,179,185
United States - 6.2%
Ball, Gtd. Notes		2.88	8/15/2030	6,402,000		6,161,925
CCO Holdings, Sr. Unscd. Notes		5.50	5/1/2026	3,125,000	[b]	3,232,031
Sprint, Gtd. Notes		7.13	6/15/2024	3,786,000		4,282,913
Sprint Capital, Gtd. Notes		8.75	3/15/2032	4,597,000		6,886,306
U.S. Treasury Notes		2.00	2/15/2022	211,000,000	[c]	212,175,038
United Airlines, Sr. Scd. Notes		4.38	4/15/2026	1,224,000	[b]	1,267,721
					234,005,934
Total Bonds and Notes (cost $578,783,906)				595,211,588
Description				Shares		Value ($)
Common Stocks - 64.6%
Australia - .2%
The Star Entertainment Group				3,436,921		9,462,651
China - 2.8%
Alibaba Group Holding				664,469	[f]	13,920,500
Flat Glass Group, Cl. H				2,211,000	[c]	11,935,223
Foshan Haitian Flavouring & Food, Cl. A				682,002		12,471,344
LONGi Green Energy Technology, CI. A				1,675,428		25,576,635
NARI Technology, Cl. A				1,871,440		11,384,864
Tencent Holdings				144,695		8,945,221
Tencent Music Entertainment Group, ADR				1,033,487	[f]	8,123,208
Yum China Holdings				266,402		15,206,226
					107,563,221
Denmark - 1.2%
Novozymes, Cl. B				267,368		19,661,000
Orsted				186,477	[b]	26,312,528
					45,973,528
France - 3.1%
Air Liquide				95,357		15,899,963
Bureau Veritas				622,501		19,760,522
Legrand				187,963		20,476,960
L'Oreal				65,629		29,963,721
LVMH				39,152		30,649,877
					116,751,043
Germany - 2.5%
Bayer				510,172		28,703,562

10

Description	Shares	Value ($)
Common Stocks - 64.6% (continued)
Germany - 2.5% (continued)
Continental	244,820	28,731,370
RWE	976,704	37,564,153
		94,999,085
Guernsey - .0%
Amedeo Air Four Plus	2,671,187	913,913
Hong Kong - 1.6%
AIA Group	3,373,800	38,093,738
Link REIT	2,685,500	23,815,886
		61,909,624
India - .7%
Housing Development Finance	733,347	27,859,474
Ireland - 3.7%
Accenture, Cl. A	102,392	36,737,226
Kerry Group, Cl. A	113,701	15,259,993
Medtronic	345,807	41,448,427
Ryanair Holdings, ADR	296,488	[f] 33,654,353
Trane Technologies	62,966	11,392,438
		138,492,437
Japan - 2.3%
Advantest	307,100	25,139,224
Sony Group	376,200	43,371,511
Suzuki Motor	402,300	17,913,336
		86,424,071
Netherlands - 1.7%
ASML Holding	58,577	47,434,366
Universal Music Group	645,649	18,745,089
		66,179,455
Norway - .3%
TOMRA Systems	180,916	11,675,730
South Korea - .9%
Samsung SDI	53,033	33,311,559
Switzerland - 4.2%
Alcon	430,117	35,542,434
Lonza Group	32,341	26,512,838
Novartis	188,938	15,608,639
TE Connectivity	316,592	46,222,432
Zurich Insurance Group	77,838	34,506,820
		158,393,163
Taiwan - .3%
Taiwan Semiconductor Manufacturing, ADR	84,107	9,562,966
United Kingdom - 12.6%
3i Group	916,362	17,105,750

11

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 64.6% (continued)
United Kingdom - 12.6% (continued)
Associated British Foods	482,190		11,799,032
AstraZeneca	471,446		58,674,254
BAE Systems	1,874,492		14,155,524
Barratt Developments	1,834,268		16,643,206
Diageo	769,933		38,270,086
Ferguson	125,630		18,903,806
Informa	1,819,576	[f]	12,933,999
Linde	211,913		67,642,630
Octopus Renewables Infrastructure Trust	19,607,364		29,356,022
Persimmon	498,248		18,553,881
Prudential	2,297,573		46,992,214
RELX	1,112,581		34,507,234
SDCL Energy Efficiency Income Trust	18,719,270		29,204,813
Taylor Wimpey	8,362,126		17,686,683
Travis Perkins	834,584		17,623,682
Unilever	475,814		25,472,398
Wickes Group	865,511		2,539,557
		478,064,771
United States - 26.5%
Abbott Laboratories	228,286		29,423,783
Alphabet, Cl. A	18,171	[f]	53,802,877
Amazon.com	10,285	[f]	34,685,443
American Tower	35,041	[g]	9,880,511
Brixmor Property Group	1,096,822	[g]	25,709,508
Citigroup	437,580		30,263,033
CME Group	220,906		48,720,818
ConocoPhillips	1,204,750		89,741,827
Dominion Energy	232,634		17,663,900
Ecolab	171,288		38,063,619
Elanco Animal Health	470,699	[f]	15,476,583
Eversource Energy	169,496		14,390,210
Fidelity National Information Services	225,891		25,015,169
IDEXX Laboratories	33,897	[f]	22,580,148
JPMorgan Chase & Co.	390,944		66,417,476
Lockheed Martin	38,658		12,846,827
Mastercard, Cl. A	76,496		25,665,938
Microsoft	148,342		49,193,174
Morgan Stanley	190,288		19,557,801
NIKE, Cl. B	256,683		42,940,499
Norfolk Southern	205,258		60,150,857
Otis Worldwide	500,361		40,183,992

12

Description				Shares		Value ($)
Common Stocks - 64.6% (continued)
United States - 26.5% (continued)
salesforce.com				109,114	[f]	32,700,375
Texas Instruments				136,567		25,603,581
The Cooper Companies				42,475		17,708,677
The Goldman Sachs Group				74,631		30,848,724
The Home Depot				99,061		36,824,936
The Sherwin-Williams Company				88,746		28,097,871
Thermo Fisher Scientific				68,352		43,271,601
Zoetis				75,020		16,219,324
					1,003,649,082
Total Common Stocks (cost $1,899,612,238)				2,451,185,773
Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)	[a]
Options Purchased - .3%
Call Options - .3%
Euro Stoxx 50 Price EUR, Contracts 7,690	EUR	4,200	12/17/2021	322,980,000		10,169,748
Put Options - .0%
Nasdaq 100 Stock Index, Contracts 62		14,250	11/19/2021	88,350,000		147,250
S&P 500 Index, Contracts 1,647		3,950	12/17/2021	650,565,000		2,141,100
					2,288,350
Total Options Purchased (cost $29,977,730)				12,458,098
	Preferred Dividend Yield (%)			Shares
Preferred Stocks - 1.3%
Germany - 1.3%
Volkswagen (cost $42,191,354)		2.56		220,700		49,449,142

Exchange-Traded Funds - .3%
United States - .3%
U.S. Copper Index Fund (cost $9,314,077)				370,235	[f,h]	9,937,107

13

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 15.5%
Closed-end Investment Companies - 5.1%
BBGI Global Infrastructure		5,358,752		12,643,333
Cordiant Digital Infrastructure		6,045,321	[b,f]	9,390,223
Cordiant Digital Infrastructure, Cl. C		3,374,229	[f]	4,917,958
Greencoat UK Wind		17,551,603		34,252,871
JLEN Environmental Assets Group		4,341,058		6,190,475
Riverstone Credit Opportunities Income		3,871,998		3,358,958
The Aquila European Renewables Income Fund		19,049,880		22,462,095
The BioPharma Credit Fund		19,756,560		19,262,646
The Gresham House Energy Storage Fund		7,915,000		14,190,016
The Hipgnosis Songs Fund		12,996,706		22,055,436
The Renewables Infrastructure Group		18,605,023		33,711,561
US Solar Fund		12,016,238	[c]	11,944,141
			194,379,713
Registered Investment Companies - 10.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	0.06	395,768,872	[i]	395,768,872
Total Investment Companies (cost $576,036,119)		590,148,585

14

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $33,593,991)	0.02	33,593,991	[i] 33,593,991
Total Investments (cost $3,169,509,415)		98.6%	3,741,984,284
Cash and Receivables (Net)		1.4%	51,418,591
Net Assets		100.0%	3,793,402,875

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

EUR—Euro

GBP—British Pound

INR—Indian Rupee

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, these securities were valued at $51,352,340 or 1.35% of net assets.

c Security, or portion thereof, on loan. At October 31, 2021, the value of the fund’s securities on loan was $40,602,728 and the value of the collateral was $43,350,413, consisting of cash collateral of $33,593,991 and U.S. Government & Agency securities valued at $9,756,422. In addition, the value of collateral may include pending sales that are also on loan.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f Non-income producing security.

g Investment in real estate investment trust within the United States.

h These securities are wholly-owned by the Subsidiary referenced in Note 1.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

15

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	16.7
Banks	10.6
Health Care	9.3
U.S. Treasury Securities	5.6
Diversified Financials	5.6
Chemicals	4.5
Consumer Discretionary	4.3
Insurance	3.1
Information Technology	3.1
Energy	3.0
Internet Software & Services	2.9
Semiconductors & Semiconductor Equipment	2.8
Automobiles & Components	2.5
Utilities	2.5
Electronic Components	2.1
Consumer Durables & Apparel	1.9
Industrial	1.8
Telecommunication Services	1.8
Transportation	1.6
Real Estate	1.6
Consumer Staples	1.5
Retailing	1.4
Food Products	1.4
Commercial & Professional Services	1.4
Beverage Products	1.0
Technology Hardware & Equipment	1.0
Airlines	.9
Aerospace & Defense	.7
Media	.5
Financials	.4
Options Purchased	.3
Environmental Control	.3
Advertising	.2
Materials	.2
Foreign Governmental	.1
98.6

† Based on net assets.

See notes to consolidated financial statements.

16

CONSOLIDATED STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20($)	Purchases($)†	Sales($)	Value 10/31/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	166,110,617	2,131,863,951	(1,902,205,696)	395,768,872	10.4	162,943
Investment of Cash Collateral for Securities Loaned;††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	11,929,337	13,140,803	(25,070,140)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	157,925,451	(124,331,460)	33,593,991.9		212,408†††
Total	178,039,954	2,302,930,205	(2,051,607,296)	429,362,863	11.3	375,351

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred GovernmentPlus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities to consolidated financial statements.

See notes to consolidated financial statements.

17

CONSOLIDATED STATEMENT OF FUTURES

October 31, 2021

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
E-mini Russell 2000	529	12/17/2021	59,435,073	60,710,685	1,275,612
FTSE 250 Index	535	12/17/2021	34,873,855[a]	33,790,574	(1,083,281)
Nikkei 225 Index	348	12/9/2021	91,177,682[a]	87,874,007	(3,303,675)
Futures Short
E-mini Nasdaq-100	126	12/17/2021	36,598,283	39,913,020	(3,314,737)
Gross Unrealized Appreciation				1,275,612
Gross Unrealized Depreciation				(7,701,693)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to consolidated financial statements.

18

CONSOLIDATED STATEMENT OF OPTIONS WRITTEN

October 31, 2021

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
Euro Stoxx 50 Price EUR, Contracts 7,838	4,325	12/17/2021	338,993,500	EUR	(3,887,052)
Put Options:
Euro Stoxx 50 Price EUR, Contracts 5,660	3,900	12/17/2021	220,740,000	EUR	(1,701,169)
Total Options Written (premiums received $8,285,442)					(5,588,221)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

EUR—Euro

See notes to consolidated financial statements.

19

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2021

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital
United States Dollar	20,480,997	Swiss Franc	18,659,516	11/16/2021	92,192
United States Dollar	5,931,943	British Pound	4,295,835	1/14/2022	51,228
United States Dollar	34,797,882	Euro	29,637,484	11/16/2021	525,277
Euro	8,607,435	United States Dollar	9,972,001	1/14/2022	(1,761)
United States Dollar	44,686,820	Euro	38,010,539	11/16/2021	731,665
CIBC World Markets
Hungarian Forint	7,563,712,305	United States Dollar	25,283,716	11/16/2021	(1,003,619)
United States Dollar	492,075,884	British Pound	360,822,069	1/14/2022	(1,865,712)
Euro	33,120,597	United States Dollar	38,495,455	1/14/2022	(130,915)
United States Dollar	1,016,849	Euro	877,457	1/14/2022	465
Hong Kong Dollar	3,983,671	United States Dollar	511,917	11/16/2021	115
United States Dollar	73,775,449	Hong Kong Dollar	573,583,118	11/16/2021	51,277
Citigroup
United States Dollar	100,523,262	Swiss Franc	91,051,558	11/16/2021	1,033,410
Danish Krone	4,947,101	United States Dollar	771,243	12/15/2021	(1,505)
J.P. Morgan Securities
Swiss Franc	3,395,458	United States Dollar	3,695,327	11/16/2021	14,808
RBS Securities
United States Dollar	25,832,266	Japanese Yen	2,834,497,072	11/16/2021	959,848
United States Dollar	39,064,180	Danish Krone	244,437,072	12/15/2021	1,031,316
Swiss Franc	5,306,080	United States Dollar	5,728,567	11/16/2021	69,259
United States Dollar	13,059,249	Euro	11,246,933	1/14/2022	31,602
State Street Bank and Trust Company
United States Dollar	38,284,466	British Pound	27,891,119	1/14/2022	103,365
United States Dollar	1,167,269	Danish Krone	7,450,819	12/15/2021	7,969

20

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
State Street Bank and Trust Company(continued)
United States Dollar	30,442,956	Indian Rupee	2,306,723,652	1/14/2022	(85,072)
United States Dollar	2,919,459	Swiss Franc	2,681,419	11/16/2021	(10,463)
Russian Ruble	2,018,086,956	United States Dollar	27,977,577	1/14/2022	22,485
United States Dollar	44,883,806	Chinese Yuan Renminbi	289,186,362	1/14/2022	685
Euro	3,251,147	United States Dollar	3,800,041	1/14/2022	(34,144)
United States Dollar	649,807,851	Euro	558,971,106	1/14/2022	2,335,541
Indian Rupee	1,769,595,558	United States Dollar	23,862,664	12/15/2021	(357,507)
United States Dollar	23,331,757	Indian Rupee	1,769,595,558	12/15/2021	(173,400)
Indonesian Rupiah	400,468,400,096	United States Dollar	28,415,315	12/15/2021	(274,551)
United States Dollar	27,823,553	Indonesian Rupiah	400,881,745,000	12/15/2021	(346,257)
United States Dollar	19,311,667	Euro	16,409,008	11/16/2021	336,390
UBS Securities
United States Dollar	1,503,178	Hong Kong Dollar	11,687,488	11/16/2021	954
United States Dollar	24,083,155	Hungarian Forint	7,564,278,229	11/16/2021	(198,759)
Swiss Franc	666,789	United States Dollar	717,561	11/16/2021	11,024
Gross Unrealized Appreciation					7,410,875
Gross Unrealized Depreciation					(4,483,665)

See notes to consolidated financial statements.

21

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments (including securities on loan, valued at $40,602,728)—Note 1(c):
Unaffiliated issuers	2,740,146,552	3,312,621,421
Affiliated issuers	429,362,863	429,362,863
Cash		5,684,112
Cash denominated in foreign currency	6,361,642	6,326,982
Cash collateral held by broker—Note 4		55,647,523
Receivable for shares of Common Stock subscribed		10,713,255
Receivable for investment securities sold		9,314,397
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		7,410,875
Dividends, interest and securities lending income receivable		7,144,090
Tax reclaim receivable—Note 1(b)		2,347,670
Prepaid expenses		62,998
		3,846,636,186
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		2,558,300
Liability for securities on loan—Note 1(c)		33,593,991
Outstanding options written, at value (premiums received $8,285,442)—Note 4		5,588,221
Payable for shares of Common Stock redeemed		5,385,780
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		4,483,665
Foreign capital gains tax payable—Note 1(b)		660,448
Payable for futures variation margin—Note 4		209,552
Payable for investment securities purchased		119,154
Directors’ fees and expenses payable		41,083
Other accrued expenses		593,117
		53,233,311
Net Assets ($)		3,793,402,875
Composition of Net Assets ($):
Paid-in capital		3,265,341,065
Total distributable earnings (loss)		528,061,810
Net Assets ($)		3,793,402,875

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	73,054,654	37,946,547	2,667,773,227	1,014,628,447
Shares Outstanding	4,146,120	2,226,744	150,797,753	57,230,430
Net Asset Value Per Share ($)	17.62	17.04	17.69	17.73

See notes to consolidated financial statements.

22

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income ($):
Income:
Dividends (net of $1,360,930 foreign taxes withheld at source):
Unaffiliated issuers	45,289,977
Affiliated issuers	162,943
Interest (net of $420,415 foreign taxes withheld at source)	13,959,222
Income from securities lending—Note 1(c)	212,408
Total Income	59,624,550
Expenses:
Management fee—Note 3(a)	25,406,700
Shareholder servicing costs—Note 3(c)	2,583,873
Subsidiary management fee—Note 3(a)	1,673,234
Custodian fees—Note 3(c)	352,405
Professional fees	332,327
Distribution fees—Note 3(b)	249,304
Registration fees	232,460
Directors’ fees and expenses—Note 3(d)	213,301
Prospectus and shareholders’ reports	193,990
Loan commitment fees—Note 2	84,551
Chief Compliance Officer fees—Note 3(c)	14,062
Miscellaneous	121,763
Total Expenses	31,457,970
Less—reduction in expenses due to undertaking—Note 3(a)	(1,673,234)
Net Expenses	29,784,736
Investment Income—Net	29,839,814
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	190,563,372
Net realized gain (loss) on futures	(28,037,463)
Net realized gain (loss) on options transactions	(22,145,406)
Net realized gain (loss) on forward foreign currency exchange contracts	(1,530,490)
Net Realized Gain (Loss)	138,850,013
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	317,083,190
Net change in unrealized appreciation (depreciation) on futures	(17,449,199)
Net change in unrealized appreciation (depreciation) on options transactions	(17,394,313)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(2,932,111)
Net Change in Unrealized Appreciation (Depreciation)	279,307,567
Net Realized and Unrealized Gain (Loss) on Investments	418,157,580
Net Increase in Net Assets Resulting from Operations	447,997,394

See notes to consolidated financial statements.

23

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income—net	29,839,814	40,253,690
Net realized gain (loss) on investments	138,850,013	(39,837,106)
Net change in unrealized appreciation (depreciation) on investments	279,307,567	87,421,054
Net Increase (Decrease) in Net Assets Resulting from Operations	447,997,394	87,837,638
Distributions ($):
Distributions to shareholders:
Class A	(561,895)	(827,874)
Class C	(154,628)	(399,635)
Class I	(30,566,690)	(38,698,098)
Class Y	(13,223,639)	(30,081,580)
Total Distributions	(44,506,852)	(70,007,187)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	40,595,185	21,789,512
Class C	11,777,126	6,542,042
Class I	1,208,545,792	1,111,948,733
Class Y	273,834,891	185,422,581
Distributions reinvested:
Class A	539,652	744,385
Class C	126,788	331,035
Class I	28,393,091	36,636,497
Class Y	6,310,075	17,674,049
Cost of shares redeemed:
Class A	(15,565,669)	(17,544,407)
Class C	(5,651,629)	(7,001,574)
Class I	(783,999,472)	(775,625,491)
Class Y	(260,449,611)	(597,200,783)
Increase (Decrease) in Net Assets from Capital Stock Transactions	504,456,219	(16,283,421)
Total Increase (Decrease) in Net Assets	907,946,761	1,547,030
Net Assets ($):
Beginning of Period	2,885,456,114	2,883,909,084
End of Period	3,793,402,875	2,885,456,114

24

	Year Ended October 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	2,397,868	1,414,797
Shares issued for distributions reinvested	32,667	48,716
Shares redeemed	(915,321)	(1,163,981)
Net Increase (Decrease) in Shares Outstanding	1,515,214	299,532
Class Ca
Shares sold	715,629	440,063
Shares issued for distributions reinvested	7,885	22,232
Shares redeemed	(344,112)	(483,379)
Net Increase (Decrease) in Shares Outstanding	379,402	(21,084)
Class Ib
Shares sold	71,199,085	72,867,315
Shares issued for distributions reinvested	1,715,595	2,392,978
Shares redeemed	(46,297,262)	(52,277,731)
Net Increase (Decrease) in Shares Outstanding	26,617,418	22,982,562
Class Yb
Shares sold	16,063,664	12,111,223
Shares issued for distributions reinvested	380,584	1,153,659
Shares redeemed	(15,321,100)	(38,676,481)
Net Increase (Decrease) in Shares Outstanding	1,123,148	(25,411,599)

[a]	During the period ended October 31, 2021, 84 Class C shares representing $1,357 were automatically converted to 82 Class A shares.
[b]

During the period ended October 31, 2021, 647 Class Y shares representing $10,623 were exchanged for 650 Class A shares and 758,608 Class Y shares representing $12,882,167 were exchanged for 759,920 Class I shares. During the period ended October 31, 2020, 67,249 Class A shares representing $1,027,572 were exchanged for 66,899 Class Y shares and 846,764 Class Y shares representing $12,738,422 were exchanged for 847,747 Class I shares.

See notes to consolidated financial statements.

25

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s consolidated financial statements.

	Year Ended October 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.56	15.37	14.32	14.39	14.72
Investment Operations:
Investment income—net[a]	.11	.17	.23	.22	.15
Net realized and unrealized gain (loss) on investments	2.15	.35	1.29	(.23)	(.09)
Total from Investment Operations	2.26	.52	1.52	(.01)	.06
Distributions:
Dividends from investment income—net	(.20)	(.33)	(.47)	(.06)	(.39)
Net asset value, end of period	17.62	15.56	15.37	14.32	14.39
Total Return (%)[b]	14.60	3.42	10.97	(.05)	.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15[c]	1.21	1.12	1.13	1.17
Ratio of net expenses to average net assets	1.10[c]	1.12	1.11	1.13	1.15
Ratio of net investment income to average net assets	.66[c]	1.11	1.59	1.55	1.09
Portfolio Turnover Rate	71.67	91.18	99.45	85.64	79.00
Net Assets, end of period ($ x 1,000)	73,055	40,929	35,843	26,380	41,008

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying funds.

See notes to consolidated financial statements.

26

	Year Ended October 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.06	14.89	13.87	13.99	14.34
Investment Operations:
Investment income (loss)—net[a]	(.02)	.05	.12	.11	.08
Net realized and unrealized gain (loss) on investments	2.08	.33	1.26	(.23)	(.12)
Total from Investment Operations	2.06	.38	1.38	(.12)	(.04)
Distributions:
Dividends from investment income—net	(.08)	(.21)	(.36)	-	(.31)
Net asset value, end of period	17.04	15.06	14.89	13.87	13.99
Total Return (%)[b]	13.72	2.57	10.17	(.86)	(.23)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.93[c]	1.99	1.91	1.90	1.92
Ratio of net expenses to average net assets	1.88[c]	1.90	1.90	1.89	1.90
Ratio of net investment income (loss) to average net assets	(.12)[c]	.34	.84	.82	.58
Portfolio Turnover Rate	71.67	91.18	99.45	85.64	79.00
Net Assets, end of period ($ x 1,000)	37,947	27,814	27,817	27,739	34,240

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying funds.

See notes to consolidated financial statements.

27

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.62	15.42	14.36	14.47	14.78
Investment Operations:
Investment income—net[a]	.15	.20	.27	.26	.23
Net realized and unrealized gain (loss) on investments	2.15	.36	1.30	(.24)	(.13)
Total from Investment Operations	2.30	.56	1.57	.02	.10
Distributions:
Dividends from investment income—net	(.23)	(.36)	(.51)	(.13)	(.41)
Net asset value, end of period	17.69	15.62	15.42	14.36	14.47
Total Return (%)	14.83	3.65	11.28	.11	.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94[b]	1.00	.92	.90	.90
Ratio of net expenses to average net assets	.89[b]	.90	.90	.90	.90
Ratio of net investment income to average net assets	.86[b]	1.34	1.82	1.81	1.61
Portfolio Turnover Rate	71.67	91.18	99.45	85.64	79.00
Net Assets, end of period ($ x 1,000)	2,667,773	1,939,181	1,560,814	688,369	701,598

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying funds.

See notes to consolidated financial statements.

28

	Year Ended October 31,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.64	15.45	14.39	14.49	14.79
Investment Operations:
Investment income—net[a]	.17	.22	.29	.28	.24
Net realized and unrealized gain (loss) on investments	2.16	.34	1.29	(.25)	(.12)
Total from Investment Operations	2.33	.56	1.58	.03	.12
Distributions:
Dividends from investment income—net	(.24)	(.37)	(.52)	(.13)	(.42)
Net asset value, end of period	17.73	15.64	15.45	14.39	14.49
Total Return (%)	15.03	3.66	11.36	.24	.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84[b]	.89	.81	.80	.82
Ratio of net expenses to average net assets	.79[b]	.81	.80	.80	.82
Ratio of net investment income to average net assets	.97[b]	1.44	1.92	1.92	1.67
Portfolio Turnover Rate	71.67	91.18	99.45	85.64	79.00
Net Assets, end of period ($ x 1,000)	1,014,628	877,533	1,259,436	803,690	789,983

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying funds.

See notes to consolidated financial statements.

29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Real Return Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The fund may gain investment exposure to global commodity markets through investments in GRR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at October 31, 2021:

30

Subsidiary Activity
Consolidated fund Net Assets ($)	3,793,402,875
Subsidiary Percentage of fund Net Assets	.40%
Subsidiary Financial Statement Information ($)
Total assets	15,240,315
Total liabilities	68,721
Net assets	15,171,594
Total income	-
Total expenses	1,708,291
Investment (loss)—net	(1,708,291)
Net realized gain (loss)	17,909,116
Net change in unrealized appreciation (depreciation)	(49,999,046)
Net increase (decrease) in net assets resulting from operations	(33,798,221)

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (45 million shares authorized), Class C (45 million shares authorized), Class I (205 million shares authorized) and Class Y (205 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

32

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forward contracts”), futures and options, are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

34

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Corporate Bonds	-	380,877,737	-	380,877,737
Equity Securities - Common Stocks	2,451,185,773	-	-	2,451,185,773
Equity Securities - Preferred Stocks	49,449,142	-	-	49,449,142
Exchange-Traded Funds	9,937,107	-	-	9,937,107
Foreign Governmental	-	2,158,813	-	2,158,813
Investment Companies	623,742,576	-	-	623,742,576
U.S. Treasury Securities	-	212,175,038	-	212,175,038
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	7,410,875	-	7,410,875
Futures††	1,275,612	-	-	1,275,612
Options Purchased	12,458,098	-	-	12,458,098
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(4,483,665)	-	(4,483,665)
Futures††	(7,701,693)	-	-	(7,701,693)
Options Written	(5,588,221)	-	-	(5,588,221)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged-traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Consolidated Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2021, if any, are disclosed in the fund’s Consolidated Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2021, The Bank of

36

New York Mellon earned $28,852 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.
(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the

37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

“Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $60,544,795, accumulated capital losses $52,711,236 and unrealized appreciation $520,228,251.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2021. If not applied, the fund has $52,711,236 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $44,506,852 and $70,007,187, respectively.

38

During the period ended October 31, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for Subpart F income from the subsidiary, the fund decreased total distributable earnings (loss) by $16,200,825 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective

39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Facility at the time of borrowing. During the period ended October 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of .75% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking, amounted to $1,673,234 during the period ended October 31, 2021.

The Adviser has also contractually agreed, from November 1, 2020 through March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after March 1, 2022, the Adviser may terminate this expense limitation at any time. During the period ended October 31, 2021, there were no reduction in expense pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between the Adviser and Sub-Adviser, the Adviser pays Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended October 31, 2021, the Distributor retained $1,920 from commissions earned on sales of the fund’s Class A shares and $1,890 from CDSC fees on redemptions of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2021, Class C shares were charged $249,304 pursuant to the Distribution Plan.

40

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2021, Class A and Class C shares were charged $147,354 and $83,101, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Consolidated Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2021, the fund was charged $16,353 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2021, the fund was charged $352,405 pursuant to the custody agreement.

During the period ended October 31, 2021, the fund was charged $14,062 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Consolidated Statement of Operations.

41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fees of $2,398,504, Subsidiary management fee of $40,211, Distribution Plan fees of $23,662, Shareholder Services Plan fees of $23,111, custodian fees of $105,500, Chief Compliance Officer fees of $4,718 and transfer agency fees of $2,805, which are offset against an expense reimbursement currently in effect in the amount of $40,211.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended October 31, 2021, amounted to $2,205,075,779 and $2,381,989,532, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations.

42

When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2021 are set forth in the Consolidated Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities and interest risk or as a substitute for an investment. The fund is subject to market risk and interest risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if

43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased open at October 31, 2021 are set forth in the Consolidated Statements of Investments and options written open at October 31, 2021 are set forth in the Consolidated Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2021 are set forth in the Consolidated Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

44

Fair value of derivative instruments as of October 31, 2021 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Equity risk	13,733,710	[1,2]	Equity risk	(13,289,914)	[1,3]
Foreign exchange risk	7,410,875	[4]	Foreign exchange risk	(4,483,665)	[4]
Gross fair value of derivative contracts	21,144,585			(17,773,579)

Consolidated Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on futures as reported in the
Consolidated Statement of Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]			Outstanding options written, at value.
[4]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended October 31, 2021 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(19,886,773)		(419,370)		-		(20,306,143)
Equity	(8,150,690)		(21,726,036)		-		(29,876,726)
Foreign exchange	-		-		(1,530,490)		(1,530,490)
Total	(28,037,463)		(22,145,406)		(1,530,490)		(51,713,359)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	5,254,181		175,380		-		5,429,561
Equity	(22,703,380)		(17,569,693)		-		(40,273,073)
Foreign exchange	-		-		(2,932,111)		(2,932,111)
Total	(17,449,199)		(17,394,313)		(2,932,111)		(37,775,623)

Consolidated Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net change in unrealized appreciation (depreciation) on futures.
[5]	Net change in unrealized appreciation (depreciation) on options transactions.
[6]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are

45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

At October 31, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	1,275,612	(7,701,693)
Options	12,458,098	(5,588,221)
Forward contracts	7,410,875	(4,483,665)
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	21,144,585	(17,773,579)
Derivatives not subject to
Master Agreements	(13,733,710)	13,289,914
Total gross amount of assets
and liabilities subject to
Master Agreements	7,410,875	(4,483,665)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	1,400,362		(1,761)	(660,000)		738,601
CIBC World Markets	51,857		(51,857)	-		-
Citigroup	1,033,410		(1,505)	(840,000)		191,905
J.P. Morgan Securities	14,808		-	-		14,808
RBS Securities	2,092,025		-	(1,500,000)		592,025
State Street Bank and Trust Company	2,806,435		(1,281,394)	(1,525,041)		-
UBS Securities	11,978		(11,978)	-		-
Total	7,410,875		(1,348,495)	(4,525,041)		1,537,339

46

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital	(1,761)		1,761	-		-
CIBC World Markets	(3,000,246)		51,857	2,948,389		-
Citigroup	(1,505)		1,505	-		-
State Street Bank and Trust Company	(1,281,394)		1,281,394	-		-
UBS Securities	(198,759)		11,978	186,781		-
Total	(4,483,665)		1,348,495	3,135,170		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2021:

Average Market Value ($)
Equity futures	170,795,911
Equity options contracts	47,545,397
Interest rate futures	230,274,057
Interest rate options contracts	96,942
Forward contracts	1,449,107,310

At October 31, 2021, the cost of investments for federal income tax purposes was $3,221,561,374; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $520,892,228, consisting of $643,730,259 gross unrealized appreciation and $122,838,031 gross unrealized depreciation.

47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Global Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of BNY Mellon Global Real Return Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the consolidated statements of investments, investments in affiliated issuers, futures, options written and forward foreign currency exchange contracts, as of October 31, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2021

48

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2021:

- the total amount of taxes paid to foreign countries was $1,993,241

- the total amount of income sourced from foreign countries was $52,825,496

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2021 calendar year with Form 1099-DIV which will be mailed in early 2021. For the fiscal year ended October 31, 2021, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $23,774,666 represents the maximum amount that may be considered qualified dividend income.

49

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

50

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Peggy C. Davis (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 35

———————

Gina D. France (63)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

Joan Gulley (74)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

51

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (58)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houmier, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

52

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

53

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

54

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57

For More Information

BNY Mellon Global Real Return Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DRRAX Class C: DRRCX Class I: DRRIX Class Y: DRRYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6278AR1021

BNY Mellon Sustainable Balanced Fund

ANNUAL REPORT October 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided by equity portfolio managers Yuko Takano and Rob Stewart of Newton Investment Management Limited, Sub-Investment Adviser, and fixed-income portfolio manager Nancy G. Rogers, CFA, of Mellon Investments Corporation.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, BNY Mellon Sustainable Balanced Fund’s Class K shares produced a total return of 20.91% and Service shares returned 20.63%.1 In comparison, the fund’s benchmark, the MSCI All Country World Index (NDR), the fund’s Customized Blended Index, a blend of 60% MSCI All Country World Index (NDR)/40% Bloomberg MSCI U.S. Aggregate ESG Select Index (the “Index”) and Bloomberg MSCI U.S. Aggregate ESG Select Index, produced total returns of 37.28%, 20.84% and -0.88%, respectively, for the same period.2,3

Equities gained ground during the reporting period while bonds delivered mildly negative performance, amid central bank policies that supported investor confidence, rising rates, the implementation of a COVID-19 vaccine rollout and impending economic reopening. The fund underperformed its benchmark, the Customized Blended Index. In equities, marginal underperformance was primarily due to lack of energy exposure and stock selection in the consumer discretionary and health care sectors. In fixed income, the difference in returns between the fund and the Bloomberg MSCI U.S. Aggregate ESG Select Index was primarily the result of operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund uses a global, multi-asset strategy. The fund normally invests 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of issuers that demonstrate attractive attributes and sustainable business practices and have no material, unresolvable, environmental, social or governance (ESG) issues, and in debt securities included in the Bloomberg MSCI U.S. Aggregate ESG Select Sector Neutral Index. Under normal market conditions, generally 60% of the fund’s net assets will be allocated to equity and equity-related investments and 40% of the fund’s net assets will be allocated to debt and debt-related securities.

The fund’s assets allocated to equity and equity-related investments are actively managed by Newton Investment Management Limited (“Newton”). Newton invests its allocated portion of the fund’s assets in companies it considers to be engaged in “sustainable business practices.” When determining whether a company engages in “sustainable business practices,” Newton considers whether the company (i) engages in business practices that are, in Newton’s view, sustainable in an economic sense (i.e., the company’s strategy, operations and finances are stable and durable) and (ii) takes appropriate measures to manage any material consequences or impact of its policies and operations in relation to ESG matters (e.g., the company’s environmental footprint, labor standards, board structure, etc.), as determined through Newton’s ESG quality review. Newton also may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting, such as by encouraging the company’s management to improve the company’s environmental footprint or voting the shares it holds of a company to improve the company’s governance structure.

2

The fund’s assets allocated to debt and debt-related investments are managed by Mellon Investments Corporation (“Mellon”) , using an indexed approach. For the portion of the fund’s assets allocated to debt and debt-related investments, Mellon seeks to track the investment results, before fees and expenses, of the Bloomberg MSCI U.S. Aggregate ESG Select Sector Neutral Index. Mellon selects investments for its allocated portion of the fund’s assets by a “sampling” process, which is a statistical process used to select debt securities so that this portion of the fund’s assets has investment characteristics that closely approximate those of the Index (e.g., duration, liquidity, quality, sector, industry, yield and market beta). Specifically, Mellon selects those securities that it determines best correspond to the Index’s aggregate risk metrics of duration, yield/spread, sector and quality, while seeking to mitigate such risks by investing in a diversified number of securities and issuers.

The fund changed its investment objective and strategy on April 1, 2019. Prior to April 1, 2019, the fund’s investment objective was to provide current income, while maintaining the potential for long-term capital appreciation. To pursue these goals, until April 1, 2019, the fund used an actively managed, global multi-asset strategy that focused on income generation. In addition, until April 1, 2019, Newton was the sole sub-adviser for the fund. Newton allocated the fund’s investments among equity and equity-related securities, debt and debt-related securities, and, generally to a lesser extent, real estate, commodities and infrastructure in developed and emerging markets.

Markets Respond to Stimulus, Economic Reopening and Rising Rates

Global equities continued their recovery over the 12-month review period. Globally, monetary policy remained highly accommodative given near-term economic headwinds arising from COVID-19 restrictions, and was thus firmly supportive of risk assets. Increased risk appetite also reflected two additional developments: first, a relatively benign outcome to the U.S. presidential election; and later, the widespread rollout of COVID-19 vaccinations, which opened the door to the normalization of social and economic activity. Additional impetus was provided as the long-running, political wrangle between the European Union and the UK over the Brexit deal was settled.

With reflation underway, investors began to anticipate a dialing back of the exceptional levels of monetary stimulus witnessed over the last 12 months, which contributed to a sharp rise in government-bond yields during the first quarter of 2021. Longer-dated government bond yields subsequently declined after hawkish comments from U.S. Federal Reserve officials prompted investors to discount a weaker outlook for medium-term growth. However, toward the end of the review period, higher energy prices, goods shortages and wage-inflation numbers ensured central banks adopted a less-dovish tone, with major central banks in the U.S. and UK highlighting prospects that monetary stimulus could be ‘tapered’ and interest rates moved higher over the coming year.

Energy, Consumer Discretionary and Health Care Drive Underperformance

Lack of exposure to the energy sector detracted from the fund’s relative performance as optimism around a rapid, global economic recovery boosted the commodity price backdrop. Some disappointing stock selections in consumer discretionary and health care also weighed on relative returns. China-based Internet retailer Alibaba Group Holding fell as the listing of affiliate Ant Group was suspended amid growing regulatory scrutiny of the company’s

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

ecosystem. The overhang of an ongoing antitrust investigation into the company’s practices continued to hamper investor sentiment for the remainder of the review period. Despite these headwinds, we find it difficult to envisage a scenario in which Alibaba Group Holding will not continue to be the leading e-commerce and cloud platform in China. A zero weighting in Tesla detracted, with the electric vehicle maker’s stock price rising to a record high during the period after it posted its highest-ever quarterly profit. The defensive attributes of the health care sector proved less alluring against a backdrop of stimulus tailwinds and improving coronavirus trends.

Conversely the fund benefited most from stock selection in the information technology and materials sectors. Within the former, Applied Materials outperformed, supported by robust demand for the company’s semiconductor systems and services. Given the positive implications for sales, the stock received a further boost on news of Taiwan Semiconductor Manufacturing’s plans to increase capital spending to $25-$28 billion in 2021. Software developer Intuit also performed well, driven by strong execution and supported by key thematic tailwinds in the SME (small and mid-size enterprise) space. In addition, the company announced the acquisition of online marketing business Mailchimp, a strategic positive in terms of accelerating growth potential. Lithium producer Albemarle benefited from rising lithium prices in a strong demand environment for electric vehicles, as the return profile of the company’s growth projects and current contract pricing received a firm underpinning.

Within fixed income, bonds generally posted weak results during the period, led by Treasury securities, which make up approximately 40% of the Index. Treasury bonds posted a loss due to the large run-up in yields. This rise stemmed from the increase in risk appetite that led investors into other segments of the fixed-income market and other risk assets, particularly during the first half of the period. On the other hand, other spread sectors of the market performed relatively well, with corporate bonds benefiting from a strong corporate earnings environment and low default rates. Lower-credit-rated issues generally outperformed their investment-grade counterparts.

Focused on Long-Term, High-Conviction Investments

Despite rising coronavirus infections in some regions around the globe, we remain positive on the prospects of an economic recovery led by a U.S.-driven, major stimulus package and an increasing pace of vaccinations. A key question remains the extent to which such a recovery has been built into valuations already and, as we move toward the end of the year, we anticipate that the market will need to see the beginnings of earnings progression in those more cyclically exposed names that have performed well of late.

While short-term market gyrations remain a consideration, our primary focus continues to be on those companies in which we have a strong, long-term conviction. In this context, our thematic framework is able to serve as a valuable guide to our stock picking. Although we retain a particular focus on companies that have an exposure to attractive structural growth trends and possess strong, robust business models, these longer-term secular growth situations continue to be represented in the portfolio alongside businesses with more leverage to an eventual recovery.

4

In fixed income, as an index fund, we attempt to match closely the returns of the Index by approximating its composition and credit quality.

November 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration any maximum initial sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The MSCI ACWI Index captures large- and mid-cap representation across Developed Market (DM) countries and Emerging-Market (EM) countries. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in index.

3 Source: FactSet — The Bloomberg MSCI U.S. Aggregate ESG Select Index is a fixed-rate, investment grade bond benchmark that follows the rules of the Bloomberg US Aggregate Index and applies additional sector and ESG criteria for security eligibility. In addition treasury, securitized, and class 2 government-related (agency, local authority, sovereign, supranational) and corporate (industrial, utility, and financial) sectors are weighted to match the individual sector exposures of the Bloomberg US Aggregate Index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Currencies are subject to the risk that those currencies will decline in value relative to a local currency, or, in the case of hedged positions, that the local currency will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Indexing does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

Environmental, social and governance (ESG) managers may take into consideration factors beyond traditional financial information to select securities, which could result in relative investment performance deviating from other strategies or broad market benchmarks, depending on whether such sectors or investments are in or out of favor in the market. Further, ESG strategies may rely on certain values-based criteria to eliminate exposures found in similar strategies or broad market benchmarks, which could also result in relative investment performance deviating.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Services shares of BNY Mellon Sustainable Balanced Fund with a hypothetical investment of $10,000 in the MSCI ACWI Index, its Customized Blended Index, a blend of 60% MSCI ACWI Index/40% Bloomberg MSCI US Aggregate ESG Select Index and Bloomberg MSCI US Aggregate ESG Select Index.

† Source: Lipper Inc.

†† Source: FactSet.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Services shares of BNY Mellon Sustainable Balanced Fund on 11/30/17 (inception date) to a hypothetical investment of $10,000 made in the MSCI ACWI Index, Customized Blended Index and Bloomberg MSCI US Aggregate ESG Select Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Services shares. The MSCI ACWI Index captures large and mid-cap representation across Developed Market (DM) countries and Emerging Market (EM) countries. The Bloomberg MSCI US Aggregate ESG Select Index is a fixed-rate, investment grade bond benchmark that follows the rules of the Bloomberg US Aggregate Index and applies additional sector and ESG criteria for security eligibility. In addition treasury, securitized, and class 2 government-related (agency, local authority, sovereign, supranational) and corporate (industrial, utility, and financial) sectors are weighted to match the individual sector exposures of the Bloomberg US Aggregate Index. Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any indices. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $50,000,000 investment in Class K shares of BNY Mellon Sustainable Balanced Fund with a hypothetical investment of $50,000,000 in the MSCI ACWI Index, its Customized Blended Index, a blend of 60% MSCI ACWI Index/40% Bloomberg MSCI US Aggregate ESG Select Index and Bloomberg MSCI US Aggregate ESG Select Index.

† Source: Lipper Inc.

†† Source: FactSet.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $50,000,000 investment made in Class K shares of BNY Mellon Sustainable Balanced Fund on 11/30/17 (inception date) to a hypothetical investment of $50,000,000 made in the MSCI ACWI Index, Customized Blended Index and Bloomberg MSCI US Aggregate ESG Select Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Class K shares. The MSCI ACWI Index captures large and mid-cap representation across Developed Market (DM) countries and Emerging Market (EM) countries. The Bloomberg MSCI US Aggregate ESG Select Index is a fixed-rate, investment grade bond benchmark that follows the rules of the Bloomberg US Aggregate Index and applies additional sector and ESG criteria for security eligibility. In addition treasury, securitized, and class 2 government-related (agency, local authority, sovereign, supranational) and corporate (industrial, utility, and financial) sectors are weighted to match the individual sector exposures of the Bloomberg US Aggregate Index. Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any indices. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2021
	Inception Date	1 Year	From Inception
Services shares	11/30/17	20.63%	8.27%
Class K shares	11/30/17	20.91%	8.55%
MSCI ACWI Index		37.28%	12.43%
Customized Blended Index		20.84%	9.25%
Bloomberg MSCI US Aggregate ESG Select Index		-0.88%	3.72%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable Balanced Fund from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

	Class K	Service Shares
Expenses paid per $1,000†	$.77	$2.06
Ending value (after expenses)	$1,048.60	$1,047.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

	Class K	Service Shares
Expenses paid per $1,000†	$.77	$2.04
Ending value (after expenses)	$1,024.45	$1,023.19
†

Expenses are equal to the fund’s annualized expense ratio of .15% for Class K and .40% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS

October 31, 2021

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 35.7%
Australia - .1%
Westpac Banking, Sr. Unscd. Notes	2.00	1/13/2023	15,000	15,282
Canada - .6%
Bank of Montreal, Sub. Notes	4.34	10/5/2028	15,000	15,937
Canadian Imperial Bank of Commerce, Sr. Unscd. Notes	3.10	4/2/2024	10,000	10,524
Province of Ontario, Sr. Unscd. Bonds	2.50	4/27/2026	25,000	26,344
Province of Ontario, Sr. Unscd. Notes	1.60	2/25/2031	10,000	9,831
Province of Quebec, Unscd. Bonds	0.60	7/23/2025	20,000	19,664
Rogers Communications, Gtd. Notes	2.90	11/15/2026	15,000	15,711
The Toronto-Dominion Bank, Sr. Unscd. Notes	3.25	3/11/2024	5,000	5,275
				103,286
Germany - .4%
KfW, Govt. Gtd. Bonds	0.00	4/18/2036	15,000	[a] 11,514
KfW, Govt. Gtd. Bonds	0.38	7/18/2025	10,000	9,768
KfW, Govt. Gtd. Notes	2.63	2/28/2024	25,000	26,129
Landwirtschaftliche Rentenbank, Govt. Gtd. Notes	2.00	1/13/2025	15,000	15,539
				62,950
Ireland - .0%
Shire Acquisitions Investments Ireland, Gtd. Notes	2.88	9/23/2023	10,000	10,367
Japan - .1%
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.78	3/2/2025	25,000	27,030
Panama - .1%
Panama, Sr. Unscd. Bonds	9.38	4/1/2029	10,000	14,518
Peru - .1%
Peru, Sr. Unscd. Bonds	2.78	1/23/2031	15,000	14,955
Poland - .1%
Poland, Sr. Unscd. Notes	3.25	4/6/2026	15,000	16,133
Supranational - .6%
Asian Development Bank, Sr. Unscd. Notes	1.50	10/18/2024	15,000	15,315
European Bank for Reconstruction & Development, Sr. Unscd. Notes	2.75	3/7/2023	10,000	10,318
European Investment Bank, Sr. Unscd. Notes	0.88	5/17/2030	10,000	9,482
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/2025	10,000	10,329

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 35.7% (continued)
Supranational - .6% (continued)
Inter-American Development Bank, Sr. Unscd. Notes	2.50	1/18/2023	15,000	15,386
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.88	7/15/2026	25,000	24,609
NXP, Gtd. Notes	2.50	5/11/2031	10,000	[b] 9,947
				95,386
United Kingdom - .3%
AstraZeneca, Sr. Unscd. Notes	6.45	9/15/2037	10,000	14,909
Vodafone Group, Sr. Unscd. Notes	4.38	5/30/2028	15,000	17,108
Vodafone Group, Sr. Unscd. Notes	5.25	5/30/2048	10,000	13,195
				45,212
United States - 33.2%
3M, Sr. Unscd. Notes	2.88	10/15/2027	15,000	16,026
AbbVie, Sr. Unscd. Notes	2.90	11/6/2022	5,000	5,115
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	5,000	5,347
AbbVie, Sr. Unscd. Notes	4.88	11/14/2048	5,000	6,586
Amazon.com, Sr. Unscd. Notes	4.05	8/22/2047	10,000	12,300
Amazon.com, Sr. Unscd. Notes	4.80	12/5/2034	10,000	12,721
American Express, Sr. Unscd. Notes	3.40	2/22/2024	25,000	26,390
American Tower, Sr. Unscd. Notes	3.50	1/31/2023	25,000	25,893
American Water Capital, Sr. Unscd. Notes	2.80	5/1/2030	15,000	15,628
American Water Capital, Sr. Unscd. Notes	3.75	9/1/2047	10,000	11,390
American Water Capital, Sr. Unscd. Notes	4.15	6/1/2049	10,000	12,106
American Water Capital, Sr. Unscd. Notes	4.20	9/1/2048	15,000	18,379
Amgen, Sr. Unscd. Notes	4.56	6/15/2048	10,000	12,520
Apple, Sr. Unscd. Notes	3.25	2/23/2026	15,000	16,183
Bank of America, Sr. Unscd. Notes	2.46	10/22/2025	25,000	25,863
Bank of America, Sr. Unscd. Notes	3.95	1/23/2049	10,000	11,814
Becton Dickinson & Co., Sr. Unscd. Notes	2.82	5/20/2030	10,000	10,409
Boston Properties, Sr. Unscd. Notes	4.50	12/1/2028	15,000	17,146
Bristol-Myers Squibb, Sr. Unscd. Notes	3.88	8/15/2025	10,000	10,942
Bristol-Myers Squibb, Sr. Unscd. Notes	4.13	6/15/2039	10,000	11,964
Carrier Global, Sr. Unscd. Notes	3.58	4/5/2050	10,000	10,850
Centerpoint Energy Houston Electric, Mortgage Bonds	3.55	8/1/2042	10,000	11,210
Cigna, Gtd. Notes	4.13	11/15/2025	15,000	16,505
Cigna, Gtd. Notes	4.38	10/15/2028	15,000	17,204

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 35.7% (continued)
United States - 33.2% (continued)
Cisco Systems, Sr. Unscd. Notes	5.50	1/15/2040	5,000		7,033
Citigroup, Sr. Unscd. Notes	3.20	10/21/2026	20,000		21,269
Citigroup, Sr. Unscd. Notes	3.98	3/20/2030	10,000		11,158
Citigroup, Sr. Unscd. Notes	4.41	3/31/2031	15,000		17,202
Citigroup, Sub. Notes	4.75	5/18/2046	10,000		12,671
Commonwealth Edison, First Mortgage Bonds	3.00	3/1/2050	10,000		10,317
Conagra Brands, Sr. Unscd. Notes	5.30	11/1/2038	5,000		6,347
Credit Suisse USA, Gtd. Notes	7.13	7/15/2032	10,000		14,143
Crown Castle International, Sr. Unscd. Bonds	3.80	2/15/2028	10,000		10,971
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	20,000		26,330
Deere & Co., Sr. Unscd. Notes	3.90	6/9/2042	10,000		12,062
Dell International, Sr. Scd. Notes	4.90	10/1/2026	15,000		17,098
DuPont de Nemours, Sr. Unscd. Notes	4.49	11/15/2025	10,000		11,130
eBay, Sr. Unscd. Notes	2.75	1/30/2023	10,000		10,251
Eli Lilly & Co., Sr. Unscd. Notes	2.25	5/15/2050	10,000		9,282
Federal Home Loan Bank, Bonds	2.50	2/13/2024	25,000		26,113
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K077, Cl. A2	3.85	5/25/2028	30,000	[c]	34,230
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K126, Cl. A2	2.07	1/25/2031	10,000	[c]	10,337
Federal National Mortgage Association, Notes	0.50	6/17/2025	10,000	[c]	9,842
Federal National Mortgage Association, Notes	6.63	11/15/2030	20,000	[c]	28,336
FedEx, Gtd. Notes	5.25	5/15/2050	15,000		20,322
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	10,000		12,092
General Mills, Sr. Unscd. Notes	4.20	4/17/2028	5,000		5,667
Gilead Sciences, Sr. Unscd. Notes	3.50	2/1/2025	5,000		5,332
GlaxoSmithKline Capital, Gtd. Notes	3.88	5/15/2028	15,000		16,954
HCA, Sr. Scd. Notes	5.25	6/15/2049	10,000		12,983
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.45	10/2/2023	10,000		10,642
HP, Sr. Unscd. Notes	3.40	6/17/2030	10,000		10,571
Humana, Sr. Unscd. Notes	3.85	10/1/2024	10,000		10,741
Intel, Sr. Unscd. Notes	3.10	2/15/2060	10,000		10,117
Intel, Sr. Unscd. Notes	3.15	5/11/2027	10,000		10,830
Intel, Sr. Unscd. Notes	3.90	3/25/2030	10,000		11,339

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 35.7% (continued)
United States - 33.2% (continued)
Intercontinental Exchange, Gtd. Notes	3.75	12/1/2025	15,000	16,336
International Business Machines, Sr. Unscd. Notes	4.00	6/20/2042	5,000	5,771
International Business Machines, Sr. Unscd. Notes	5.88	11/29/2032	10,000	13,282
ITC Holdings, Sr. Unscd. Notes	3.35	11/15/2027	15,000	16,062
Johnson & Johnson, Sr. Unscd. Notes	2.63	1/15/2025	15,000	15,762
JPMorgan Chase & Co., Sr. Unscd. Notes	2.53	11/19/2041	10,000	9,511
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	11/15/2048	10,000	11,809
JPMorgan Chase & Co., Sr. Unscd. Notes	4.45	12/5/2029	20,000	22,838
JPMorgan Chase & Co., Sub. Notes	3.88	9/10/2024	10,000	10,754
Lowe's, Sr. Unscd. Notes	4.50	4/15/2030	10,000	11,666
Lowe's, Sr. Unscd. Notes	4.65	4/15/2042	10,000	12,391
Marsh & McLennan, Sr. Unscd. Notes	4.75	3/15/2039	15,000	19,028
Mastercard, Sr. Unscd. Notes	2.00	3/3/2025	10,000	10,294
McDonald's, Sr. Unscd. Notes	3.70	2/15/2042	10,000	11,183
Merck & Co., Sr. Unscd. Notes	3.90	3/7/2039	5,000	5,859
Microsoft, Sr. Unscd. Notes	2.68	6/1/2060	5,000	4,982
Microsoft, Sr. Unscd. Notes	2.88	2/6/2024	10,000	10,466
Microsoft, Sr. Unscd. Notes	4.25	2/6/2047	10,000	13,034
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	10,000	12,635
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	20,000	22,911
Morgan Stanley, Sub. Notes	4.10	5/22/2023	15,000	15,769
Motorola Solutions, Sr. Unscd. Notes	2.75	5/24/2031	10,000	10,105
Northern Trust, Sr. Unscd. Notes	3.15	5/3/2029	20,000	21,786
Novartis Capital, Gtd. Notes	2.00	2/14/2027	10,000	10,241
Oncor Electric Delivery, Sr. Scd. Notes	3.10	9/15/2049	10,000	10,815
Oncor Electric Delivery, Sr. Scd. Notes	3.70	11/15/2028	15,000	16,750
Oracle, Sr. Unscd. Notes	1.65	3/25/2026	10,000	10,037
Oracle, Sr. Unscd. Notes	2.95	4/1/2030	10,000	10,372
Oracle, Sr. Unscd. Notes	4.00	11/15/2047	10,000	10,829
Parker-Hannifin, Sr. Unscd. Notes	3.25	6/14/2029	15,000	16,083
PepsiCo, Sr. Unscd. Notes	2.75	4/30/2025	15,000	15,808
Prologis, Sr. Unscd. Notes	2.25	4/15/2030	10,000	10,100
Prudential Financial, Sr. Unscd. Notes	4.35	2/25/2050	5,000	6,381
Target, Sr. Unscd. Notes	2.50	4/15/2026	15,000	15,851
Texas Instruments, Sr. Unscd. Notes	3.88	3/15/2039	10,000	11,872

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 35.7% (continued)
United States - 33.2% (continued)
The Coca-Cola Company, Sr. Unscd. Notes	3.45	3/25/2030	10,000	11,142
The Dow Chemical Company, Sr. Unscd. Notes	2.10	11/15/2030	10,000	9,836
The Goldman Sachs Group, Sr. Unscd. Notes	3.85	1/26/2027	20,000	21,666
The Home Depot, Sr. Unscd. Notes	3.50	9/15/2056	10,000	11,403
The Home Depot, Sr. Unscd. Notes	3.90	12/6/2028	10,000	11,377
The Mosaic Company, Sr. Unscd. Notes	4.25	11/15/2023	10,000	10,604
The PNC Financial Services Group, Sr. Unscd. Notes	3.45	4/23/2029	10,000	11,006
The Walt Disney Company, Gtd. Notes	2.00	9/1/2029	15,000	15,021
The Walt Disney Company, Gtd. Notes	3.80	5/13/2060	10,000	11,858
Truist Financial, Sr. Unscd. Notes	3.75	12/6/2023	10,000	10,601
TWDC Enterprises 18, Gtd. Notes	4.13	6/1/2044	10,000	11,945
Tyson Foods, Sr. Unscd. Notes	4.55	6/2/2047	10,000	12,547
U.S. Treasury Bonds	1.13	8/15/2040	12,000	10,377
U.S. Treasury Bonds	1.13	5/15/2040	10,000	8,662
U.S. Treasury Bonds	1.25	5/15/2050	12,000	10,156
U.S. Treasury Bonds	1.38	8/15/2050	15,000	13,088
U.S. Treasury Bonds	1.38	11/15/2040	25,000	22,579
U.S. Treasury Bonds	1.63	11/15/2050	15,000	13,920
U.S. Treasury Bonds	1.75	8/15/2041	5,000	4,815
U.S. Treasury Bonds	1.88	2/15/2051	13,000	12,793
U.S. Treasury Bonds	1.88	2/15/2041	5,000	4,916
U.S. Treasury Bonds	2.00	2/15/2050	22,000	22,272
U.S. Treasury Bonds	2.00	8/15/2051	7,000	7,102
U.S. Treasury Bonds	2.25	8/15/2049	9,000	9,601
U.S. Treasury Bonds	2.38	5/15/2051	10,000	10,994
U.S. Treasury Bonds	2.38	11/15/2049	10,000	10,951
U.S. Treasury Bonds	2.50	2/15/2045	10,000	10,963
U.S. Treasury Bonds	2.75	8/15/2047	40,000	46,520
U.S. Treasury Bonds	2.75	11/15/2042	5,000	5,657
U.S. Treasury Bonds	2.88	5/15/2049	13,000	15,614
U.S. Treasury Bonds	3.00	2/15/2048	30,000	36,551
U.S. Treasury Bonds	3.00	8/15/2048	3,000	3,664
U.S. Treasury Bonds	3.00	2/15/2049	17,000	20,845
U.S. Treasury Bonds	3.13	11/15/2041	18,000	21,490
U.S. Treasury Bonds	3.13	5/15/2048	32,000	39,909
U.S. Treasury Bonds	3.13	2/15/2042	35,000	41,885
U.S. Treasury Bonds	3.38	11/15/2048	5,000	6,530

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 35.7% (continued)
United States - 33.2% (continued)
U.S. Treasury Bonds	3.63	2/15/2044	10,000	12,976
U.S. Treasury Bonds	3.88	8/15/2040	11,000	14,446
U.S. Treasury Bonds	4.38	11/15/2039	7,000	9,714
U.S. Treasury Bonds	4.38	5/15/2040	28,000	39,052
U.S. Treasury Bonds	4.50	2/15/2036	5,000	6,877
U.S. Treasury Notes	0.13	10/15/2023	25,000	24,829
U.S. Treasury Notes	0.13	9/15/2023	15,000	14,908
U.S. Treasury Notes	0.13	1/31/2023	50,000	49,923
U.S. Treasury Notes	0.13	12/31/2022	50,000	49,947
U.S. Treasury Notes	0.13	1/15/2024	10,000	9,903
U.S. Treasury Notes	0.13	7/15/2023	10,000	9,954
U.S. Treasury Notes	0.13	7/31/2023	25,000	24,873
U.S. Treasury Notes	0.13	5/15/2023	20,000	19,931
U.S. Treasury Notes	0.13	12/15/2023	10,000	9,912
U.S. Treasury Notes	0.25	7/31/2025	10,000	9,733
U.S. Treasury Notes	0.25	4/15/2023	20,000	19,980
U.S. Treasury Notes	0.38	7/31/2027	25,000	23,720
U.S. Treasury Notes	0.38	11/30/2025	10,000	9,725
U.S. Treasury Notes	0.38	12/31/2025	12,000	11,657
U.S. Treasury Notes	0.50	2/28/2026	25,000	24,360
U.S. Treasury Notes	0.50	4/30/2027	15,000	14,377
U.S. Treasury Notes	0.50	6/30/2027	20,000	19,131
U.S. Treasury Notes	0.50	3/15/2023	25,000	25,069
U.S. Treasury Notes	0.63	12/31/2027	15,000	14,332
U.S. Treasury Notes	0.63	5/15/2030	17,000	15,799
U.S. Treasury Notes	0.63	3/31/2027	20,000	19,341
U.S. Treasury Notes	0.63	8/15/2030	25,000	23,173
U.S. Treasury Notes	0.75	4/30/2026	15,000	14,749
U.S. Treasury Notes	0.75	3/31/2026	15,000	14,759
U.S. Treasury Notes	0.88	11/15/2030	30,000	28,352
U.S. Treasury Notes	0.88	6/30/2026	25,000	24,676
U.S. Treasury Notes	0.88	9/30/2026	25,000	24,638
U.S. Treasury Notes	1.13	2/15/2031	35,000	33,764
U.S. Treasury Notes	1.25	8/15/2031	32,000	31,100
U.S. Treasury Notes	1.25	5/31/2028	25,000	24,726
U.S. Treasury Notes	1.38	1/31/2025	25,000	25,438
U.S. Treasury Notes	1.38	8/31/2026	10,000	10,099
U.S. Treasury Notes	1.38	2/15/2023	15,000	15,215
U.S. Treasury Notes	1.50	1/15/2023	15,000	15,229
U.S. Treasury Notes	1.50	2/15/2030	15,000	15,019
U.S. Treasury Notes	1.50	11/30/2024	20,000	20,434
U.S. Treasury Notes	1.50	3/31/2023	25,000	25,417
U.S. Treasury Notes	1.50	8/15/2026	15,000	15,232

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 35.7% (continued)
United States - 33.2% (continued)
U.S. Treasury Notes	1.63	11/15/2022	15,000	15,228
U.S. Treasury Notes	1.63	5/15/2026	25,000	25,548
U.S. Treasury Notes	1.63	12/15/2022	15,000	15,240
U.S. Treasury Notes	1.63	5/15/2031	20,000	20,145
U.S. Treasury Notes	1.63	2/15/2026	10,000	10,225
U.S. Treasury Notes	1.63	8/15/2029	25,000	25,293
U.S. Treasury Notes	1.63	11/30/2026	25,000	25,528
U.S. Treasury Notes	1.75	12/31/2026	20,000	20,544
U.S. Treasury Notes	1.75	12/31/2024	15,000	15,444
U.S. Treasury Notes	1.88	6/30/2026	5,000	5,167
U.S. Treasury Notes	1.88	8/31/2024	55,000	56,779
U.S. Treasury Notes	2.00	2/15/2025	30,000	31,133
U.S. Treasury Notes	2.00	6/30/2024	65,000	67,262
U.S. Treasury Notes	2.00	5/31/2024	65,000	67,213
U.S. Treasury Notes	2.00	4/30/2024	100,000	103,363
U.S. Treasury Notes	2.00	8/15/2025	25,000	25,954
U.S. Treasury Notes	2.13	11/30/2024	30,000	31,218
U.S. Treasury Notes	2.13	9/30/2024	18,000	18,714
U.S. Treasury Notes	2.13	7/31/2024	50,000	51,943
U.S. Treasury Notes	2.13	5/31/2026	10,000	10,444
U.S. Treasury Notes	2.25	11/15/2024	45,000	47,005
U.S. Treasury Notes	2.25	10/31/2024	30,000	31,325
U.S. Treasury Notes	2.25	3/31/2026	25,000	26,233
U.S. Treasury Notes	2.25	11/15/2025	10,000	10,485
U.S. Treasury Notes	2.25	12/31/2024	25,000	26,126
U.S. Treasury Notes	2.38	5/15/2027	25,000	26,469
U.S. Treasury Notes	2.38	5/15/2029	28,000	29,798
U.S. Treasury Notes	2.38	8/15/2024	25,000	26,149
U.S. Treasury Notes	2.63	2/15/2029	15,000	16,206
U.S. Treasury Notes	2.75	2/15/2028	5,000	5,414
U.S. Treasury Notes	2.75	2/28/2025	20,000	21,243
U.S. Treasury Notes	2.88	8/15/2028	25,000	27,348
U.S. Treasury Notes	2.88	5/15/2028	40,000	43,673
U.S. Treasury Notes	3.13	11/15/2028	35,000	38,933
United Parcel Service, Sr. Unscd. Notes	3.05	11/15/2027	15,000	16,296
Verizon Communications, Sr. Unscd. Notes	1.75	1/20/2031	15,000	14,174
Verizon Communications, Sr. Unscd. Notes	2.65	11/20/2040	10,000	9,462
Verizon Communications, Sr. Unscd. Notes	2.99	10/30/2056	5,000	4,757

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 35.7% (continued)
United States - 33.2% (continued)
Verizon Communications, Sr. Unscd. Notes	4.33	9/21/2028	10,000		11,420
Verizon Communications, Sr. Unscd. Notes	5.01	8/21/2054	10,000		13,933
Verizon Owner Trust, Ser. 2020-B, Cl. A	0.47	2/20/2025	5,000		5,000
Viacomcbs, Sr. Unscd. Debs.	5.85	9/1/2043	10,000		13,626
Visa, Sr. Unscd. Notes	3.15	12/14/2025	15,000		16,125
WW Grainger, Sr. Unscd. Notes	1.85	2/15/2025	10,000		10,250
Zoetis, Sr. Unscd. Notes	3.90	8/20/2028	15,000		16,805
Federal Home Loan Mortgage Corp.:
2.00%, 11/1/2036-3/1/2051			72,317	[c]	73,109
2.50%, 5/1/2035-8/1/2050			76,729	[c]	79,078
3.00%, 6/1/2035-6/1/2050			53,432	[c]	56,095
3.50%, 11/1/2047-7/1/2049			37,915	[c]	40,231
4.00%, 5/1/2049			7,095	[c]	7,587
5.00%, 10/1/2049			9,529	[c]	10,536
Federal National Mortgage Association:
1.50%			75,000	[c,d]	74,496
1.50%, 6/1/2051			24,641	[c]	23,927
2.00%			275,000	[c,d]	276,274
2.00%, 9/1/2040-9/1/2051			91,571	[c]	91,748
2.50%, 11/1/2031-5/1/2051			103,390	[c]	106,665
2.50%			125,000	[c,d]	128,327
3.00%, 6/1/2034-6/1/2050			100,229	[c]	105,372
3.00%			50,000	[c,d]	52,164
3.50%, 9/1/2037-11/1/2049			93,210	[c]	99,123
4.00%			25,000	[c,d]	26,767
4.00%, 1/1/2048-8/1/2049			45,239	[c]	48,591
4.50%			25,000	[c,d]	27,026
4.50%, 8/1/2047			7,377	[c]	8,008
5.50%, 9/1/2049			11,827	[c]	13,245
Government National Mortgage Association II:
2.00%			25,000	[d]	25,318
2.00%, 3/20/2051-7/20/2051			48,637		49,299
2.50%			75,000	[d]	77,102
2.50%, 7/20/2051			24,671		25,384
3.00%, 11/20/2045-8/20/2050			64,332		67,169
3.50%, 11/20/2046-6/20/2049			44,544		46,843
3.50%			25,000	[d]	26,152
4.00%, 4/20/2049-10/20/2049			24,712		26,244
4.50%, 2/20/2049-6/20/2049			11,477		12,279

17

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 35.7% (continued)
United States - 33.2% (continued)
5.00%, 6/20/2049			6,472	7,008
				5,522,732
Uruguay - .1%
Uruguay, Sr. Unscd. Bonds	4.98	4/20/2055	10,000	12,833
Total Bonds and Notes (cost $5,851,192)			5,940,684
Description			Shares	Value ($)
Common Stocks - 62.3%
Australia - 1.6%
Australia & New Zealand Banking Group			1,266	26,799
CSL			234	52,894
Dexus			10,513	85,964
Insurance Australia Group			9,947	35,917
National Australia Bank			1,145	24,729
Westpac Banking			2,101	40,571
				266,874
Canada - .5%
Intact Financial			151	20,243
The Toronto-Dominion Bank			876	63,591
				83,834
China - 1.9%
3SBio			54,000	[b,e] 49,416
Alibaba Group Holding			3,476	[e] 72,822
Meituan, Cl. B			2,215	[b,e] 76,751
Ping An Insurance Group Company of China, Cl. H			2,500	17,962
Tencent Holdings			1,689	104,416
				321,367
Denmark - 1.5%
Chr. Hansen Holding			874	69,540
Novo Nordisk, Cl. B			217	23,750
Novozymes, Cl. B			1,197	88,022
Orsted			451	[b] 63,638
				244,950
France - 2.7%
BNP Paribas			749	50,132
Bureau Veritas			619	19,649
Danone			655	42,667
Kering			50	37,466
Legrand			886	96,522
L'Oreal			259	118,250
LVMH			25	19,571

18

Description	Shares	Value ($)
Common Stocks - 62.3% (continued)
France - 2.7% (continued)
Sanofi	651	65,043
		449,300
Germany - 2.3%
Allianz	82	19,067
Brenntag	712	67,689
Continental	486	57,036
Fresenius Medical Care & Co.	261	17,337
Infineon Technologies	2,782	129,910
SAP	622	90,109
Vitesco Technologies Group	97	[e] 5,562
		386,710
Hong Kong - .6%
AIA Group	7,800	88,070
Link REIT	2,100	18,623
		106,693
Ireland - 1.7%
Accenture, Cl. A	408	146,386
Kerry Group, Cl. A	322	43,216
Medtronic	718	86,059
		275,661
Japan - 4.0%
Ebara	2,100	114,236
Fast Retailing	100	66,251
Honda Motor	1,500	44,075
KDDI	1,600	49,527
M3	800	47,084
Mitsubishi UFJ Financial Group	3,800	20,755
Nippon Telegraph & Telephone	600	16,783
Recruit Holdings	1,300	86,366
Sony Group	200	23,058
Sugi Holdings	300	21,478
Sumitomo Mitsui Financial Group	500	16,324
Suntory Beverage & Food	1,600	61,978
Takeda Pharmaceutical	900	25,292
Toyota Industries	200	16,951
Toyota Motor	3,000	52,814
		662,972
Netherlands - 1.1%
ASML Holding	196	158,716
Wolters Kluwer	203	21,270
		179,986
Norway - .6%
DNB Bank	1,238	29,426

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 62.3% (continued)
Norway - .6% (continued)
Mowi	2,597	75,193
		104,619
South Africa - .2%
Naspers, Cl. N	152	25,774
South Korea - .4%
Samsung SDI	94	59,044
Spain - .6%
Banco Santander	12,851	48,675
Iberdrola	4,191	49,490
		98,165
Switzerland - 1.6%
Lonza Group	69	56,566
Nestle	460	60,700
Roche Holding	328	126,833
Zurich Insurance Group	42	18,619
		262,718
Taiwan - .9%
Taiwan Semiconductor Manufacturing	7,000	148,516
Thailand - .3%
Kasikornbank	13,100	55,665
United Kingdom - 5.1%
3i Group	1,146	21,392
Ascential	7,489	41,406
AstraZeneca	178	22,153
Aviva	11,443	61,811
Barclays	16,739	46,332
Barratt Developments	4,110	37,292
Bunzl	1,376	50,882
Ferguson	464	69,819
Genus	268	20,282
GlaxoSmithKline	1,049	21,658
HSBC Holdings	3,323	20,078
Informa	10,230	[e] 72,717
Linde	411	131,191
Prudential	2,146	43,892
RELX	1,545	47,870
Taylor Wimpey	23,537	49,783
Travis Perkins	3,741	78,998
Unilever	359	19,220
		856,776
United States - 34.7%
Abbott Laboratories	589	75,916

20

Description	Shares		Value ($)
Common Stocks - 62.3% (continued)
United States - 34.7% (continued)
Adobe	138	[e]	89,750
Albemarle	478		119,725
Alphabet, Cl. C	82	[e]	243,164
Amazon.com	56	[e]	188,856
American Express	332		57,695
American Tower	215	[f]	60,624
Amgen	208		43,050
Apple	2,916		436,817
Applied Materials	869		118,749
AT&T	2,514		63,504
Automatic Data Processing	245		55,000
Becton Dickinson & Co.	81		19,407
Beyond Meat	356	[e]	35,237
Biogen	141	[e]	37,602
BlackRock	62		58,495
Booking Holdings	25	[e]	60,519
Bristol-Myers Squibb	921		53,786
Brixmor Property Group	2,332	[f]	54,662
Cigna	206		44,004
Citigroup	1,796		124,211
CME Group	102		22,496
CMS Energy	1,618		97,646
Colgate-Palmolive	604		46,019
Costco Wholesale	143		70,290
Dollar General	102		22,595
Ecolab	496		110,221
Eli Lilly & Co.	223		56,811
Emerson Electric	639		61,989
Eversource Energy	1,217		103,323
Fidelity National Information Services	344		38,095
Intel	1,363		66,787
Intuit	233		145,856
Jackson Financial, Cl. A	53	[e]	1,435
JPMorgan Chase & Co.	1,118		189,937
Laureate Education, Cl. A	2,110	[e]	36,545
Lowe's	326		76,225
Mastercard, Cl. A	392		131,524
Merck & Co.	1,701		149,773
Microsoft	1,435		475,875
Morgan Stanley	607		62,387
NIKE, Cl. B	464		77,623
Norfolk Southern	431		126,305

21

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 62.3% (continued)
United States - 34.7% (continued)
Otis Worldwide	974		78,222
PayPal Holdings	335	[e]	77,918
PepsiCo	854		138,006
Prologis	445	[f]	64,507
S&P Global	54		25,605
salesforce.com	515	[e]	154,340
Starbucks	504		53,459
Texas Instruments	668		125,237
The Estee Lauder Companies, Cl. A	163		52,866
The Goldman Sachs Group	259		107,058
The Home Depot	346		128,622
The PNC Financial Services Group	257		54,235
The Procter & Gamble Company	399		57,053
The TJX Companies	764		50,034
The Walt Disney Company	503	[e]	85,042
Thermo Fisher Scientific	145		91,795
Union Pacific	270		65,178
United Parcel Service, Cl. B	204		43,548
Verizon Communications	847		44,883
Visa, Cl. A	328		69,461
		5,777,599
Total Common Stocks (cost $7,326,057)	10,367,223

22

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 6.1%
Registered Investment Companies - 6.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,019,711)	0.06	1,019,711	[g] 1,019,711
Total Investments (cost $14,196,960)		104.1%	17,327,618
Liabilities, Less Cash and Receivables		(4.1%)	(674,741)
Net Assets		100.0%	16,652,877

REIT—Real Estate Investment Trust

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, these securities were valued at $199,752 or 1.2% of net assets.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Purchased on a forward commitment basis.

e Non-income producing security.

f Investment in real estate investment trust within the United States.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

23

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	13.8
U.S. Government Agencies Mortgage-Backed	10.3
Information Technology	8.4
Health Care	8.2
Banks	7.4
Investment Companies	6.1
Internet Software & Services	4.5
Technology Hardware & Equipment	4.0
Semiconductors & Semiconductor Equipment	3.9
Chemicals	3.7
Diversified Financials	3.6
Retailing	2.6
Utilities	2.6
Consumer Discretionary	2.2
Telecommunication Services	2.1
Real Estate	2.1
Insurance	1.9
Consumer Staples	1.8
Food Products	1.7
Transportation	1.6
Commercial & Professional Services	1.6
Industrial	1.4
Media	1.4
Beverage Products	1.4
Automobiles & Components	1.1
Electronic Components	1.0
Consumer Durables & Apparel	.8
Foreign Governmental	.7
Supranational Bank	.5
Food & Staples Retailing	.4
U.S. Government Agencies Obligations	.4
U.S. Government Agencies Collateralized Municipal-Backed Securities	.3
Advertising	.3
Financials	.1
Agriculture	.1
Building Materials	.1
Asset-Backed Certificates	.0
104.1

† Based on net assets.

See notes to financial statements.

24

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20($)	Purchases($)†	Sales($)	Value 10/31/21($)	Net Assets (%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	495,326	5,720,268	(5,195,883)	1,019,711	6.1	557

† Includes reinvested dividends/distributions.

See notes to financial statements.

25

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	13,177,249	16,307,907
Affiliated issuers	1,019,711	1,019,711
Cash		46,925
Cash denominated in foreign currency	22,762	22,865
Receivable for investment securities sold		72,498
Dividends and interest receivable		32,850
Tax reclaim receivable—Note 1(b)		19,615
Receivable for shares of Common Stock subscribed		2,461
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		6,587
Prepaid expenses		429
		17,531,848
Liabilities ($):
Payable for investment securities purchased		806,833
Directors’ fees and expenses payable		300
Other accrued expenses		71,838
		878,971
Net Assets ($)		16,652,877
Composition of Net Assets ($):
Paid-in capital		13,408,173
Total distributable earnings (loss)		3,244,704
Net Assets ($)		16,652,877

Net Asset Value Per Share	Class K	Service Shares
Net Assets ($)	15,379,312	1,273,565
Shares Outstanding	963,138	80,000
Net Asset Value Per Share ($)	15.97	15.92

See notes to financial statements.

26

STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income ($):
Income:
Dividends (net of $7,653 foreign taxes withheld at source):
Unaffiliated issuers	158,479
Affiliated issuers	557
Interest	80,281
Total Income	239,317
Expenses:
Management fee—Note 3(a)	17,176
Professional fees	124,396
Custodian fees—Note 3(b)	16,477
Chief Compliance Officer fees—Note 3(b)	14,062
Pricing fees	13,820
Prospectus and shareholders’ reports	6,278
Shareholder servicing costs—Note 3(b)	3,100
Directors’ fees and expenses—Note 3(c)	869
Loan commitment fees—Note 2	400
Registration fees	383
Miscellaneous	15,945
Total Expenses	212,906
Less—reduction in expenses due to undertaking—Note 3(a)	(186,091)
Net Expenses	26,815
Investment Income—Net	212,502
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	773,794
Net realized gain (loss) on forward foreign currency exchange contracts	379
Net Realized Gain (Loss)	774,173
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,865,611
Net Realized and Unrealized Gain (Loss) on Investments	2,639,784
Net Increase in Net Assets Resulting from Operations	2,852,286

See notes to financial statements.

27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income—net	212,502	220,457
Net realized gain (loss) on investments	774,173	242,206
Net change in unrealized appreciation (depreciation) on investments	1,865,611	647,062
Net Increase (Decrease) in Net Assets Resulting from Operations	2,852,286	1,109,725
Distributions ($):
Distributions to shareholders:
Class K	(251,294)	(200,188)
Service Shares	(18,752)	(14,896)
Total Distributions	(270,046)	(215,084)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class K	392,850	38,092
Distributions reinvested:
Class K	1,190	31
Cost of shares redeemed:
Class K	(10,426)	(1,229)
Increase (Decrease) in Net Assets from Capital Stock Transactions	383,614	36,894
Total Increase (Decrease) in Net Assets	2,965,854	931,535
Net Assets ($):
Beginning of Period	13,687,023	12,755,488
End of Period	16,652,877	13,687,023
Capital Share Transactions (Shares):
Class K
Shares sold	25,567	2,881
Shares issued for distributions reinvested	82	3
Shares redeemed	(683)	(96)
Net Increase (Decrease) in Shares Outstanding	24,966	2,788

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class K Shares	2021	2020	2019[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	13.45	12.56	11.57	12.50
Investment Operations:
Investment income—net[c]	.21	.22	.26	.37
Net realized and unrealized gain (loss) on investments	2.58	.88	.97	(1.05)
Total from Investment Operations	2.79	1.10	1.23	(.68)
Distributions:
Dividends from investment income—net	(.27)	(.21)	(.24)	(.25)
Net asset value, end of period	15.97	13.45	12.56	11.57
Total Return (%)	20.91	8.88	11.03	(5.64)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.34	1.42	2.11	2.19[e]
Ratio of net expenses to average net assets	.15	.15	.40	.71[e]
Ratio of net investment income to average net assets	1.38	1.70	2.16	3.10[e]
Portfolio Turnover Rate	88.59[f]	87.52[f]	220.33	81.07[d]
Net Assets, end of period ($ x 1,000)	15,379	12,614	11,753	5,412

a Effective April 1, 2019, Class Y shares were redesignated as Class K Shares.

b From November 30, 2017 (commencement of operations) to October 31, 2018.

c Based on average shares outstanding.

d Not annualized.

e Annualized.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2021and 2020 were 57.21% and 52.86%, respectively.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Service Shares	2021	2020	2019[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	13.41	12.53	11.56	12.50
Investment Operations:
Investment income—net[c]	.17	.19	.23	.32
Net realized and unrealized gain (loss) on investments	2.57	.88	.97	(1.03)
Total from Investment Operations	2.74	1.07	1.20	(.71)
Distributions:
Dividends from investment income—net	(.23)	(.19)	(.23)	(.23)
Net asset value, end of period	15.92	13.41	12.53	11.56
Total Return (%)	20.63	8.50	10.73	(5.79)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.59	1.67	2.34	2.56[e]
Ratio of net expenses to average net assets	.40	.40	.62	.96[e]
Ratio of net investment income to average net assets	1.14	1.45	1.95	2.78[e]
Portfolio Turnover Rate	88.59[f]	87.52[f]	220.33	81.07[d]
Net Assets, end of period ($ x 1,000)	1,274	1,073	1,003	925

a Effective April 1, 2019, Class A shares were redesignated as Service Shares.

b From November 30, 2017 (commencement of operations) to October 31, 2018.

c Based on average shares outstanding.

d Not annualized.

e Annualized.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2021 and 2020 were 57.21% and 52.86%, respectively.

See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable Balanced Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Each of Newton Investment Management Limited (“Newton”) and Mellon Investments Corporation (“Mellon”), each a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serve as the fund’s sub-investment advisers (the “Sub-Advisers”).

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Class K and Service. Class K shares (300 million shares authorized) and Service shares (100 million shares authorized). Class K shares are generally only offered to state-sponsored retirement plans. Service Class shares are generally offered only to holders of Class K who terminate their relationship with state-sponsored retirement plans. Each class of shares has identical rights and privileges, except with respect to the Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2021, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 935,314 of Class K shares and all of the outstanding Service shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

31

NOTES TO FINANCIAL STATEMENTS (continued)

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the

33

NOTES TO FINANCIAL STATEMENTS (continued)

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Asset-Backed Securities	-	5,000	-	5,000
Corporate Bonds	-	1,704,246	-	1,704,246
Equity Securities - Common Stocks	10,367,223	-	-	10,367,223
Foreign Governmental	-	114,278	-	114,278
Investment Companies	1,019,711	-	-	1,019,711
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	44,567	-	44,567
U.S. Government Agencies Mortgage-Backed	-	1,711,167	-	1,711,167

34

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments In Securities:†(continued)
U.S. Government Agencies Obligations	-	64,291	-	64,291
U.S. Treasury Securities	-	2,297,135	-	2,297,135

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

35

NOTES TO FINANCIAL STATEMENTS (continued)

amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

36

Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four years period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $199,706, accumulated capital losses $49,596 and unrealized appreciation $3,094,594.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2021. If not applied, the fund has $49,596 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal period ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $270,046 and $215,084, respectively.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief

37

NOTES TO FINANCIAL STATEMENTS (continued)

with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .11% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2020 through March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .15% of the value of the fund’s average daily net assets. On or after March 1, 2022, the

38

Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $186,091 during the period ended October 31, 2021.

Pursuant to sub-investment advisory agreements between the Adviser and the respective Sub-Advisers, Newton and Mellon each serve as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each of Newton and Mellon a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Shareholder Services Plan, Service shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2021, the fund was charged $3,032 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained,

39

NOTES TO FINANCIAL STATEMENTS (continued)

which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2021, the fund was charged $63 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2021, the fund was charged $16,477 pursuant to the custody agreement.

During the period ended October 31, 2021, the fund was charged $14,062 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $1,530, Shareholder Services Plan fees of $266, custodian fees of $3,000, Chief Compliance Officer fees of $4,718 and transfer agency fees of $13, which are offset against an expense reimbursement currently in effect in the amount of $16,114.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2021, amounted to

40

$13,732,059 and $13,481,281, respectively, of which $4,771,435 in purchases and $4,774,870 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of

41

NOTES TO FINANCIAL STATEMENTS (continued)

changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2021 there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2021:

Average Market Value ($)
Forward contracts	299

At October 31, 2021, the cost of investments for federal income tax purposes was $14,233,007; accordingly, accumulated net unrealized appreciation on investments was $3,094,611, consisting of $3,295,379 gross unrealized appreciation and $200,768 gross unrealized depreciation.

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Sustainable Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Sustainable Balanced Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from November 30, 2017 (commencement of operations) through October 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from November 30, 2017 (commencement of operations) through October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2021

43

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 26.04% of the ordinary dividends paid during the fiscal year ended October 31, 2021 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $146,241 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns.

44

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

45

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Peggy C. Davis (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 35

———————

Gina D. France (63)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

Joan Gulley (74)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

46

Robin A. Melvin (58)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

47

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

48

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

49

For More Information

BNY Mellon Sustainable Balanced Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Advisers

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Mellon Investment Corporation

BNY Mellon Center

One Boston Place

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class K: DRAKX Service: DRASX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 4120AR1021

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $200,487 in 2020 and $200,486 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $36,149 in 2020 and $62,212 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $14,789 in 2020 and $19,008 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $10,960 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $857 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,174,149 in 2020 and $2,476,929 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Advantage Funds, Inc.

By: /s/ David DiPetrillo

          David DiPetrillo

          President (Principal Executive Officer)

Date: December 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

          David DiPetrillo

          President (Principal Executive Officer)

Date: December 28, 2021

By: /s/ James Windels

           James Windels

          Treasurer (Principal Financial Officer)

Date: December 27, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)